EXECUTION COPY

CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (the "Agreement") is made and dated as of the 27th day of February, 2002, by and among the lenders signatory hereto (collectively, the "Lenders"); ROYAL BANK OF CANADA ("RBC"), as lead administrative agent for the Lenders (in such capacity, the "Lead Administrative Agent"); LLOYDS TSB BANK PLC ("Lloyds"), as co-administrative agent (in such capacity, the "Co-Administrative Agent"); CREDIT LYONNAIS NEW YORK BRANCH ("CL"), as syndication agent (in such capacity, the "Syndication Agent"); COMMERZBANK AG NEW YORK BRANCH ("CB"), as documentation agent (in such capacity, the "Documentation Agent"); RBC, as arranger (in such capacity, the "Arranger"); Lloyds, CL, and CB, as co-arrangers (in such capacity, the "Co-Arrangers"); and COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Company").

RECITALS

         A.      Pursuant to that certain Credit Agreement dated as of April 11, 2001 by and among the Company, certain of the Lenders signatory hereto, RBC as "Lead Administrative Agent," and certain other agents acting thereunder (as amended to date, the "Existing Credit Agreement"), the lenders thereunder (the "Existing Lenders") agreed to extend credit to the Company in the form of a short term, unsecured revolving credit facility on the terms and subject to the conditions set forth therein.

         B.      The Company and certain of the Existing Lenders and other parties to the Existing Credit Agreement have agreed to replace the Existing Credit Agreement with this Agreement, pursuant to which the Lenders have agreed to extend credit to the Company and the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, and the Co-Arrangers have agreed to act in such capacities, all on the terms and subject to the conditions set forth herein and in the other Credit Documents (as such term and capitalized terms not otherwise defined herein are defined in the Glossary attached hereto as Annex I).

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

         1.      Credit Facilities.

              1(a)      Primary Facility.   On the terms and subject to the conditions set forth herein, each of the Lenders severally agrees that it shall, from time to time to but not including the Revolving Facility Maturity Date, advance its respective Primary Percentage Share of loans (the “Primary Loans” or a “Primary Loan”) to the Company in amounts not to exceed in the aggregate at any date outstanding the Aggregate Credit Limit minus the sum of: (i) the aggregate dollar amount of Swing Loans outstanding on such date, plus (ii) the aggregate dollar amount of Within Commitment Negotiated Loans outstanding on such date.

In calculating the availability of Primary Loans on any date, Loans outstanding, including, without limitation, Swing Loans and Within Commitment Negotiated Loans, shall include all Loans to be funded on such date and shall exclude Loans which will be repaid on such date.

              1(b)      Swing Loan Facility.   On the terms and subject to the conditions set forth herein, each of the Swing Line Lenders severally agrees that it shall, from time to time to but not including the Revolving Facility Maturity Date, advance its respective Swing Line Percentage Share of loans (the “Swing Loans” or a “Swing Loan”) to the Company in amounts such that the aggregate amount of Swing Loans outstanding does not exceed at any date the lesser of:

(1) The Aggregate Swing Line Commitment; and

(2) The Aggregate Credit Limit minus the sum of: (i) the aggregate dollar amount of Primary Loans outstanding on such date, plus (ii) the aggregate dollar amount of Within Commitment Negotiated Loans outstanding on such date.

In calculating the availability of Swing Loans on any date, Loans outstanding, including, without limitation, Primary Loans and Within Commitment Negotiated Loans, shall include all Loans to be funded on such date and shall exclude Loans which will be repaid on such date. At the request of any Swing Line Lender, made through the Lead Administrative Agent at any time and from time to time, including, without limitation, following the occurrence of an Event of Default, each Lender (including each of the Swing Line Lenders) absolutely and unconditionally agrees to refund Swing Loans held by the Swing Line Lenders by advancing its Primary Percentage Share thereof to the Lead Administrative Agent for disbursement to the Swing Line Lenders pro rata, in accordance with their respective Swing Line Percentage Shares. Such fundings shall be made no later than 12:00 noon (Los Angeles time) on the date request therefor is made if such request is made on or before 11:00 a.m. (Los Angeles time) on such date, and no later than 12:00 noon (Los Angeles time) on the next succeeding Business Day if request therefor is made after 11:00 a.m. (Los Angeles time). Advances made by the Lenders hereunder for the purpose of refunding Swing Loans shall, for all purposes of the Credit Documents: (i) constitute Primary Loans to the extent of such Lender’s Primary Percentage Share thereof, and (ii) be advanced as Federal Funds Rate Loans. In the event, for whatever reason, the Lenders are not able to advance their respective Primary Percentage Shares for the purpose of refunding Swing Loans as required hereunder, then each of the Lenders (including each of the Swing Line Lenders) absolutely and unconditionally agrees to purchase and take from the Swing Line Lenders on demand an undivided participation interest in Swing Loans outstanding in an amount equal to their respective Primary Percentage Shares of such Swing Loans. Notwithstanding anything contained herein, in no event shall any Lender be required to advance its Primary Percentage Share of any Swing Loan or to purchase any undivided participation interest in any Swing Loan: a. unless such Swing Loan was initially made in accordance with the requirements of this Agreement (as such requirements may be amended or waived from time to time as permitted hereunder) or b. if upon such advance or purchase the aggregate dollar amount of Primary Loans, Swing Loans, and Within Commitment Negotiated Loans held by such Lender would exceed such Lender’s Maximum Commitment.

              1(c)      Negotiated Loan Facility.   On the terms and subject to the conditions set forth herein, any Lender may from time to time in its sole and absolute discretion offer to make loans (“Negotiated Loans” or a “Negotiated Loan”) to the Company in such amounts, at such interest rates and for such terms (not to extend beyond the Revolving Facility Maturity Date) as such Lender and the Company may agree; provided, however, that in no event will any Lender advance any Negotiated Loan to the Company nor will the Company accept the proceeds of any Negotiated Loan unless:

(1) There shall have been provided to the Lead Administrative Agent in writing a Negotiated Loan Notice not less than one (1) Business Day (or such shorter time period as may be acceptable to the Lead Administrative Agent) prior to the proposed funding date of such Negotiated Loan setting forth the following information:

(i) The principal amount of such Negotiated Loan;

           (ii)      The maturity date of such Negotiated Loan; and

(iii) Whether such Negotiated Loan is a Within Commitment Negotiated Loan or Additional Commitment Negotiated Loan.

(2) The Lead Administrative Agent shall have delivered written confirmation to the Company and such Lender that upon the funding of such Negotiated Loan the aggregate amount of Negotiated Loans outstanding will not exceed the: (1) the Maximum Aggregate Credit Limit, minus (2) the sum of: (i) the aggregate dollar amount of Primary Loans outstanding, plus (ii) the aggregate dollar amount of Swing Loans outstanding.

In calculating the availability of Negotiated Loans on any date, Loans outstanding, including, without limitation, Primary Loans and Swing Loans, shall include all Loans to be funded on such date and shall exclude Loans which will be repaid on such date. The agreement of a Lender to make an Additional Commitment Negotiated Loan hereunder shall not to any extent reduce such Lender’s obligation to fund Primary Loans to the fullest extent of such Lender’s Maximum Commitment, it being expressly acknowledged and agreed that the agreement by a Lender to make Additional Commitment Negotiated Loans is optional on the part of such Lender and in addition to its Maximum Commitment.

         2.      Requests for Loans; Funding.

              2(a)      Requests for Loans.   Subject to the advance notice required with respect to Eurodollar Loans pursuant to Paragraph 4(a) below, on any Business Day that the Company desires to borrow Primary Loans or Swing Loans, it shall deliver a Loan Request, Interest Rate Election and Payoff Notice to the Lead Administrative Agent no later than: (1) in the case of Primary Loans, 10:00 a.m. (Los Angeles time) on such date; (2) in the case of Negotiated Loans, 12:00 noon (Los Angeles time); and (3) in the case of Swing Loans, 11:00 a.m. (Los Angeles time) on such date; provided, however, that in the event the Lead Administrative Agent receives a request for a Swing Loan after 11:00 a.m. (Los Angeles time) on a Business Day, the Lead Administrative Agent shall work with the Swing Line Lenders on a best efforts basis with a view toward funding the requested Swing Loans no later than 1:00 p.m. (Los Angeles time) on such date, the Company expressly acknowledging and agreeing that there is no assurance that any such funding can be provided. Said Loan Request, Interest Rate Election and Payoff Notice shall, as applicable, identify the Lender which has agreed to fund any Negotiated Loan. Only one Loan Request, Interest Rate Election and Payoff Notice requesting Primary Loans and only one Loan Request, Interest Rate Election and Payoff Notice requesting Swing Loans shall be submitted to the Lead Administrative Agent on any date. Any request for Primary Loans shall be in such amount that the aggregate dollar amount of Primary Loans which the Lenders are required to actually newly fund with respect thereto is not less than $5,000,000.00, and any request for Swing Loans shall be in an amount not less than $1,000,000.00. On each Business Day on which a Loan Request, Interest Rate Election and Payoff Notice is delivered to the Lead Administrative Agent, the Lead Administrative Agent shall notify the applicable Lenders (which notification may be telephonic and, if telephonic, shall be promptly confirmed in writing) no later than 11:00 a.m. (Los Angeles time) (or in the case of a Swing Loan, 11:30 a.m. (Los Angeles time) or in the case of a Negotiated Loan, 1:00 p.m. (Los Angeles time)) of the aggregate amount of Loans which will be funded on such date.

              2(b)      Funding of Loans.   Loans requested pursuant to any Loan Request, Interest Rate Election and Payoff Notice shall be funded as follows:

(1) Each Lender shall make its Primary Percentage Share of Primary Loans available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Funding Account no later than 12:30 p.m. (Los Angeles time) on the proposed funding date;

           (2)      Each Swing Line Lender shall make its Swing Line Percentage Share of each Swing Loan available by wiring the amount thereof in immediately available same day (including Federal) funds to the Funding Account no later than 2:00 p.m. (Los Angeles time) on the proposed funding date; and

(3) Each Lender agreeing to make a Negotiated Loan shall make the same available by wiring the amount thereof in immediately available same day (including Federal) funds to such account and by such time on the proposed funding date (but no later than 2:30 p.m. (Los Angeles time)) as agreed to by such Lender and the Company with written notice of such funding being given concurrently to the Lead Administrative Agent.

              2(c)      Funding Method.   Each Lender shall be entitled to fund and maintain all or any portion of its Primary Percentage Share of Primary Loans and refund and maintain its Primary Percentage Share of Swing Loans, and each Swing Lender shall be entitled to fund and maintain all or any portion of its Swing Line Percentage Share of Swing Loans, in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the eurocurrency inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund and maintain Eurodollar Loans funded by them hereunder through the purchase of offshore dollar deposits in such amounts with maturities corresponding to the applicable Interest Periods.

         3.      Payment of Principal; Prepayments.

              3(a)      Required Principal Payments.   Subject to the provisions of Paragraph 3(b) below, the Company shall pay: (1) to the Lead Administrative Agent for the account of the Lenders the unpaid principal balance of each Primary Loan which is a Eurodollar Loan on the last day of the applicable Eurodollar Interest Period and the unpaid principal balance of each Primary Loan which is a Federal Funds Rate Loan and each Swing Loan on the Revolving Facility Maturity Date; and (2) to the Lender or Lenders making Negotiated Loans directly the unpaid principal of each Negotiated Loan on the last day of the applicable Interest Period. The Company shall give notice to the Lead Administrative Agent of any payment under subparagraph (2) above on the date such payment is made.

              3(b)      Prepayments.   The Company:

(1) May voluntarily prepay Loans in whole or in part at any time; provided, however, that any prepayment shall be accompanied by accrued but unpaid interest on the Loan or portion thereof being prepaid.

(2) Shall pay in connection with any prepayment hereunder any amount payable on account thereof pursuant to Paragraph 4(f) below concurrently with such prepayment.

              3(c)      Primary Facility Term-Out Provisions.

(1) Notwithstanding anything contained in Paragraph 3(a) above, upon written request for such final extension given by the Company to the Lead Administrative Agent no earlier than ninety (90) days nor later than thirty (30) days prior to the then current Revolving Facility Maturity Date (a copy of which request shall be promptly forwarded to each of the Lenders by the Lead Administrative Agent), the Lenders shall, subject to the conditions precedent set forth below, agree to extend the then current Revolving Facility Maturity Date for one final time to the date which is the 364th day following the then current Revolving Facility Maturity Date (the “Final Revolving Facility Maturity Date”) and to permit the Company to convert the aggregate principal amount of Primary Loans outstanding on the then current Revolving Facility Maturity Date (or such portion thereof as the Company may designate) into a term loan (the “Primary Facility Term-Out Loan”).

(2) As conditions precedent to the right of the Company to convert Primary Loans outstanding into the Primary Facility Term-Out Loan on the then current Revolving Facility Maturity Date, on and as of the then current Revolving Facility Maturity Date:

(i) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects;

           (ii)      The Lead Administrative Agent shall have received a non-refundable term-out fee in an amount equal to one eighth of one percent (0.125%) of the aggregate dollar amount of the outstanding Primary Loans to be converted into the Primary Facility Term-Out Loan, such fee to be promptly distributed to the Lenders in accordance with their Primary Percentage Shares as of the Revolving Facility Maturity Date;

           (iii)      There shall not have occurred and be continuing a Potential Default or an Event of Default; and

(iv) Following the conversion of outstanding Primary Loans into the Primary Facility Term-Out Loan, the aggregate amount of Loans outstanding shall not exceed the applicable limitations of Paragraphs 1(b) or 1(c) above.

(3) The Primary Facility Term-Out Loan (and portions thereof outstanding) shall be considered “Primary Loans” for all purposes of this Agreement, including, without limitation, for purposes of computation of interest on the outstanding principal balance thereof as provided in Paragraph 4(a) below.

           (4)      The outstanding principal balance of the Primary Facility Term-Out Loan shall be payable in full on the Final Revolving Facility Maturity Date.

(5) Notwithstanding anything in this Agreement or any other Credit Document to the contrary, payments, repayments and prepayments of the Primary Facility Term-Out Loan may not be reborrowed.

         4.      Calculation and Payment of Interest; Related Provisions.

              4(a)      Interest on Primary Loans.

(1) The Company shall pay interest to each Lender on such Lender's Primary Percentage Share of Primary Loans outstanding, calculated, at the election of the Company made from time to time as permitted herein and set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice, at either: (i) the Applicable Federal Funds Rate and/or (ii) the Applicable Eurodollar Rate. Primary Loans bearing interest at the Applicable Federal Funds Rate shall be referred to herein as “Federal Funds Rate Loans” and Primary Loans bearing interest at the Applicable Eurodollar Rate shall be referred to herein as “Eurodollar Loans”.

           (2)      The Company may elect from time to time to have Primary Loans funded as Federal Funds Rate Loans by giving the Lead Administrative Agent irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice delivered on the proposed funding date. The Company may elect from time to time to have Primary Loans funded as Eurodollar Loans by giving the Lead Administrative Agent at least three Eurodollar Business Days’ prior irrevocable notice of such election by delivery of a duly executed Loan Request, Interest Rate Election and Payoff Notice.

           (3)      The Company may elect from time to time to convert Eurodollar Loans to Federal Funds Rate Loans by giving the Lead Administrative Agent irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice delivered on the proposed conversion date; provided, however, that any conversion of Eurodollar Loans to Federal Funds Rate Loans may only be made on the last day of the applicable Eurodollar Interest Period. The Company may elect from time to time to convert Federal Funds Rate Loans to Eurodollar Loans by giving the Lead Administrative Agent at least three Eurodollar Business Days’ prior irrevocable notice of such election by delivery of a duly executed Loan Request, Interest Rate Election and Payoff Notice.

           (4)      Upon receipt of any Loan Request, Interest Rate Election and Payoff Notice, the Lead Administrative Agent shall promptly notify each of the Lenders thereof. No Primary Loan shall be funded as a Eurodollar Loan and no outstanding Federal Funds Rate Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring two Business Days prior to the date of the funding or conversion requested by the Company or on the proposed funding or conversion date.

           (5)      Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period applicable thereto by giving the Lead Administrative Agent (which shall notify the Lenders) at least three Eurodollar Business Days’ prior irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to an Federal Funds Rate Loan on the last day of the then current Interest Period applicable thereto. The Lead Administrative Agent shall notify the Lenders and the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Loan to an Federal Funds Rate Loan on the last day of the Interest Period applicable thereto.

           (6)      The Lead Administrative Agent shall give prompt written notice (or notice by telephone immediately confirmed in writing) to the Company and the Lenders of the applicable interest rate determined by the Lead Administrative Agent.

(7) Under no circumstances shall the Lenders be required to make or maintain Eurodollar Loans under this Agreement with more than an aggregate number of eight (8) different Eurodollar Interest Periods.

              4(b)      Interest on Swing Loans.   The Company shall pay interest to each Swing Line Lender on such Swing Line Lender's Swing Line Percentage Share of Swing Loans outstanding from the date advanced to but not including the date of payment thereof at the Overnight Transaction Loan Rate.

              4(c)      Interest on Negotiated Loans.   The Company shall pay interest to any Lender making a Negotiated Loan from the date advanced to but not including the date of payment calculated at the Negotiated Loan Interest Rate applicable thereto.

              4(d)      Payment of Interest.   The Company shall pay interest, in each case as more specifically provided in Paragraph 5(d) below:

(1) On Federal Funds Rate Loans and Swing Loans, monthly, in arrears, on the fifth day of each month for the period from and including the first day of the immediately preceding month to and including the last day of such month; and

(2) On Eurodollar Loans and Negotiated Loans on the last day of the applicable Eurodollar Interest Period relating thereto; provided, however, that in the case of any Eurodollar Loan having a six month Interest Period, the Company shall pay interest on the ninetieth (90th) day following the day on which such Eurodollar Loan was made as well as on the last day of the applicable Interest Period relating thereto.

              4(e)      Inability to Determine Rate.   In the event that the Lead Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any given Eurodollar Interest Period, the Lead Administrative Agent shall forthwith give notice (which may be telephonic and promptly confirmed in writing or by facsimile transmission) of such determination to each Lender and to the Company at least two Eurodollar Business Days prior to, as the case may be, the conversion date of an Federal Funds Rate Loan to a Eurodollar Loan, the continuation of a Eurodollar Loan as such or the proposed funding of a Primary Loan as a Eurodollar Loan. If such notice is given: (1) any Federal Funds Rate Loan that was to have been converted to a Eurodollar Loan and any Primary Loan that was to have been funded as a Eurodollar Loan shall, subject to the provisions hereof, be continued or funded as an Federal Funds Rate Loan, and (2) any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to an Federal Funds Rate Loan. Until such notice has been withdrawn by the Lead Administrative Agent, the Company shall not have the right to convert an Federal Funds Rate Loan to a Eurodollar Loan, to continue a Eurodollar Loan as such or to fund a Primary Loan as a Eurodollar Loan.

              4(f)      Funding Indemnification.    In addition to all other payment obligations hereunder, in the event: (1) any Eurodollar Loan is prepaid prior to the last day of the applicable Eurodollar Interest Period, whether following acceleration upon the occurrence of an Event of Default or otherwise, including, without limitation, pursuant to Paragraphs 14(a), 14(b) and 14(c) below, or (2) the Company shall fail to make a conversion into or a borrowing as a Eurodollar Loan after the Company has given notice thereof as provided in Paragraph 4(a)(2) above, or (3) the Company shall fail to continue any Eurodollar Loan which it has elected to have continued as a Eurodollar Loan, or (4) the Company shall fail to make any payment of principal or interest on any Loan when due, then the Company shall immediately pay to each of the affected Lenders, through the Lead Administrative Agent, an additional amount compensating such Lender for all losses, costs and expenses incurred by such Lender in connection therewith, including, without limitation, such as may arise out of the re-employment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained, such losses, costs and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by such Lender, such statement to be conclusive in the absence of manifest error. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Eurodollar Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all other Obligations.

              4(g)      Illegality; Impracticality.   Notwithstanding any other provisions herein, if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof shall or may in the opinion of any Lender make it unlawful or impractical for such Lender to make or maintain Eurodollar Loans: (1) the commitment of such Lender hereunder to make, continue or convert into Eurodollar Loans shall forthwith be cancelled and (2) such Lender’s Primary Percentage Share of Loans outstanding as Eurodollar Loans, if any, shall be converted automatically to Federal Funds Rate Loans at the end of their respective Eurodollar Interest Periods or within such earlier period as required by law. In the event of a conversion of any Eurodollar Loan prior to the end of its applicable Eurodollar Interest Period the Company hereby agrees promptly to pay each Lender, upon its written demand, the amounts required pursuant to Paragraph 4(f) above, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other Obligations.

              4(h)      Requirements of Law; Increased Costs.   In the event that a change subsequent to the date hereof in any applicable law, regulation, treaty or directive or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other governmental authority, agency or instrumentality:

(1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans purchased or made hereunder, or changes the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender);

           (2)      Does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Applicable Federal Funds Rate or the Applicable Eurodollar Rate; or

(3) Does or shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender of purchasing, making, agreeing to make, renewing or maintaining or issuing any Loan or to reduce any amount receivable in respect thereof then, in any such case, the Company shall promptly pay to such Lender, upon its written demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable as determined by such Lender with respect to this Agreement or such credit extensions. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 4(h), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Paragraph 4(h) shall survive the termination of this Agreement and the payment of all other Obligations.

              4(i)      Taxes.

(1) All payments made by the Company, the Lead Administrative Agent and the Lenders on account of the Obligations shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of a Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes), imposed on such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax, or any political subdivision or taxing authority thereof or therein, and such Lender (other than a connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, the Credit Documents) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called “Taxes”). If any Taxes are required to be withheld from any amounts payable to any Lender under the Credit Documents, the amounts so payable by the Company to the Lead Administrative Agent for the benefit of such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Taxes) interest or any such other amounts payable thereunder at the rates or in the amounts specified in the Credit Documents. Whenever any Taxes are payable by the Company or on behalf of the Company, the Company shall pay such Taxes to the appropriate taxing authority when due, and as promptly as possible thereafter the Company shall send to the Lead Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lead Administrative Agent the required receipts or other required documentary evidence, the Company shall indemnify the Lead Administrative Agent and such Lender for any incremental taxes, interest or penalties that may become payable by the Lead Administrative Agent and such Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of all other Obligations. Each Lender by executing this Agreement represents and warrants to the Company and the Lead Administrative Agent that at the date of this Agreement no Taxes are imposed upon such Lender which would result in increased liability of the Company to such Lender pursuant to this Paragraph 4(i)(1).

           (2)      Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, on or before the Effective Date or the effective date of any Additional Lender Agreement pursuant to which it becomes a Lender and on the request of the Lead Administrative Agent or the Company, (i) deliver to each of the Company and the Lead Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8ECI or W-8BEN or any successor form, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Company and the Lead Administrative Agent a United States Internal Revenue Service Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Company and the Lead Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Company or the Lead Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred after the relevant date and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Company and the Lead Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

           (3)      For any period during which a Non-U.S. Lender has failed to provide the Company with an appropriate form pursuant to subparagraph (2) above (unless such failure is due to a change after the relevant date in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Paragraph 4(i) with respect to Taxes; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under subparagraph (2) above, the Company shall take (at the expense of the Non-U.S. Lender) such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

           (4)      Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Company (with a copy to the Lead Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(5) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Lead Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Lead Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Lead Administrative Agent fully for all amounts paid, directly or indirectly, by the Lead Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Lead Administrative Agent under this subparagraph, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Lead Administrative Agent, which attorneys may be employees of the Lead Administrative Agent). The obligations of the Lenders under this Paragraph 4(i) shall survive the termination of this Agreement and the payment of all other Obligations.

              4(j)      Buy-Down Provisions.   Notwithstanding anything contained in this Agreement, the Company and any individual Lender (as used in this Paragraph 4(j), a “Buy-Down Lender”) may notify the Lead Administrative Agent in writing that the Company and such Buy-Down Lender have entered into a Buy-Down Agreement with respect to all or a portion of the Loans from time to time outstanding held by such Buy-Down Lender (the Loans held by such Buy-Down Lender which are subject to a Buy-Down Agreement being referred to herein as “Buy-Down Rate Loans”), and that, pursuant to said Buy-Down Agreement, the interest rate otherwise applicable to the Buy-Down Rate Loans during any interest calculation period shall be reduced to the Buy-Down Rate and the interest otherwise payable by the Company to such Buy-Down Lender during such interest calculation period shall be reduced accordingly. Interest payable to such Buy-Down Lender with respect to Buy-Down Rate Loans shall be billed as provided in Paragraph 5(d) below. In no event shall the Lead Administrative Agent have any obligation or duty to verify the amount of any Buy-Down Deposits supporting the pricing of Buy-Down Rate Loans held by any Buy-Down Lender or the amount of any interest billing with respect thereto. Any deficiency fees payable to such Buy-Down Lender by the Company under the applicable Buy-Down Agreement shall be billed by such Buy-Down Lender to the Company directly. Any Buy-Down Lender may elect not to make demand for the payment of deficiency fees accruing in respect of Buy-Down Deposits from time to time and it is expressly agreed and understood that: (1) any such deficiency fee shall not, by reason of such failure of such Buy-Down Lender or otherwise, be deemed to have been waived by such Buy-Down Lender (except as such waiver is expressly acknowledged in writing by such Buy-Down Lender from time to time), and (2) all deficiency fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by any such Buy-Down Lender, shall automatically be due and payable in full upon the Revolving Facility Maturity Date or, following the Conversion Date, the Final Maturity Date.

              4(k)      Obligation of Lenders to Mitigate; Replacement of Lenders.   Each Lender agrees that:

(1) As promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of any event or condition that would entitle such Lender to receive payments under Paragraph 4(h) above or to cease making Eurodollar Loans pursuant to Paragraph 4(g) above, such Lender will use reasonable efforts (i) to make, issue, fund or maintain the affected Loans of such Lender through another lending office of such Lender or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Lender pursuant to Paragraph 4(h) above would be materially reduced or eliminated or the conditions rendering such Lender incapable of making Eurodollar Loans under Paragraph 4(g) above no longer would be applicable, and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Loans or the interests of such Lender.

(2) If the Company receives a notice pursuant to Paragraph 4(h) above or a notice pursuant to Paragraph 4(g) above stating that a Lender is unable to extend Eurodollar Loans (for reasons not generally applicable to the Majority Lenders), so long as (i) no Potential Default or Event of Default shall have occurred and be continuing, (ii) the Company has obtained a commitment from another Lender or another financial institution reasonably acceptable to the Lead Administrative Agent to purchase at par such Lender’s Loans, Maximum Commitment and accrued interest and fees and to assume all obligations of the Lender to be replaced under the Credit Documents, and (iii) such Lender to be replaced is unwilling to withdraw the notice delivered to the Company, upon thirty (30) days’ prior written notice to such Lender and the Lead Administrative Agent and payment of any amounts due under Paragraph 4(h) above, the Company may require, at the Company’s expense and subject to Paragraph 4(f) above, the Lender giving such notice to assign, without recourse, all of its Loans, Maximum Commitment and accrued interest and fees to such other Lender or financial institution pursuant to the provisions of Paragraph 14 below. Following such assignment, the assigning Lender shall retain the benefits of Paragraphs 4(g) and 4(h) above and Paragraph 9(g) below as the same relate to the period prior to the effective date of such assignment.

         5.      Miscellaneous Lending Provisions.

              5(a)      Use of Proceeds.   The proceeds of Loans shall be utilized by the Company for general corporate purposes, including, without limitation, repayment of Indebtedness of the Company to the Parent permitted to be repaid by the Company to the Parent pursuant to the terms of the Credit Documents, and including CPNs, and Advances permitted pursuant to Paragraph 10(g) below.

              5(b)      Assumption of Funding/Purchase.   The Lead Administrative Agent may (but shall not be obligated to) assume that each Lender has advanced its Primary Percentage Share of Primary Loans and that each Swing Line Lender has advanced its Swing Line Percentage Share of Swing Loans required to be funded by such Lender hereunder on the funding date therefor and may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have so made such amounts available, such Lender and the Company jointly and severally agree to repay to the Lead Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Lead Administrative Agent, at, in the case of the Company, the interest rate applicable at the time to the subject Loan and, in the case of the Lenders, the Federal Funds Effective Rate. If such Lender shall repay to the Lead Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Primary Percentage Share or Swing Line Percentage Share, as applicable, of the subject Loan, as applicable for all purposes of the Credit Documents as of the date such Loan was made. Nothing contained herein shall affect the liability of any Lender for its failure to make its Primary Percentage Share of Primary Loans or its Swing Line Percentage Share of Swing Loans available to the Company as required pursuant to this Agreement and the other Credit Documents.

              5(c)      Evidence of Indebtedness.   The obligation of the Company to repay Loans shall be evidenced by notations on the books and records of the Lead Administrative Agent and the Lenders. Such accounts shall be conclusive absent manifest error. Any failure to record the advance of any Loan, the interest rate applicable thereto or any other information regarding the Obligations, or any error in doing so, shall not limit or otherwise affect the obligation of the Company with respect to any of the Obligations. Upon the request of any Lender, the Company shall promptly execute a promissory note or promissory notes in favor of such Lender evidencing the Obligations held by such Lender hereunder.

              5(d)      Interest and Fee Billing and Payment.   The Lead Administrative Agent shall:

(1) On or before the first Business Day of each month notify the Company (which notification may be telephonic) of the estimated amount of interest payable with respect to Federal Funds Rate Loans and Swing Loans as of the fifth day of the current month for the period from and including the first day of the immediately preceding month to and including the last day of such month, with the actual amount confirmed by notification by the Lead Administrative Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof;

           (2)      On the last day of the Interest Period for each Eurodollar Loan and, in the case of any Eurodollar Loan having a six month Interest Period, on the ninetieth (90th) day following the day on which such Eurodollar Loan was made, notify the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) of the amount of interest payable on such date on account thereof;

           (3)      On or before the first Business Day of the first month of each calendar quarter and on the Revolving Facility Maturity Date, notify the Company (which notification may be telephonic) of the amount of facility fees payable pursuant to Paragraph 5(i)(2) below, which facility fees shall be payable in arrears for each calendar quarter on the fifth day of such month for the immediately preceding calendar quarter and on the Revolving Facility Maturity Date; and

(4) From time to time upon the request of any Lender, deliver to the Company a funding indemnification billing for amounts payable to such Lender pursuant to Paragraph 4(f) above or a billing for amounts payable to such Lender pursuant to Paragraphs 4(h), 4(i) and 4(j) above and Paragraph 5(l) below.

The Company shall pay the full amount of interest and fees of which it has been notified pursuant to subparagraphs (1) and (3) above on the fifth day of each month, shall pay the full amount of interest of which it has been notified pursuant to subparagraph (2) above on the date such notification is given and shall pay the full amount of each billing delivered to it pursuant to subparagraph (4) above within five Business Days thereafter. Interest payable with respect to Negotiated Loans prior to the occurrence of an Event of Default and acceleration of the Obligations shall be billed to the Company directly by each Lender which advanced such Negotiated Loan on the last day of the Interest Period for such Negotiated Loan. Interest payable with respect to Buy-Down Loans prior to the occurrence of an Event of Default and acceleration of the Obligations shall be billed to the Company directly by each Buy-Down Lender in accordance with the timeframes set forth in subparagraph (1) above, and the Company shall pay the full amount of interest due on Buy-Down Loans directly to such Buy-Down Lender on the fifth day of each month. Following the occurrence of an Event of Default and acceleration of the Obligations, interest payable on all Loans shall be billed through the Lead Administrative Agent.

              5(e)      Nature and Place of Payments.   Except as otherwise expressly provided in the Credit Documents, all payments made on account of the Obligations shall be made to the Lead Administrative Agent at the Contact Office for distribution to the Lenders, as the Company shall, subject to Paragraph 5(h) below, direct pursuant to a Loan Request, Interest Rate Election and Payoff Notice, without set-off or counterclaim in lawful money of the United States of America in immediately available same day funds, and must be received by the Lead Administrative Agent accompanied by a Loan Request, Interest Rate Election and Payoff Notice at the Contact Office by 11:30 a.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 11:30 a.m. (Los Angeles time) by the Lead Administrative Agent or the Lead Administrative Agent does not receive a Loan Request, Interest Rate Election and Payoff Notice therefor, such payment will be considered to have been made on the next succeeding Business Day or such later date as the Lead Administrative Agent receives the Loan Request, Interest Rate Election and Payoff Notice therefor and interest thereon shall be payable by the Company at the then applicable rate during such extension. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Lead Administrative Agent is hereby authorized to debit accounts of the Company maintained with the Lead Administrative Agent for amounts payable by the Company under this Agreement through the Lead Administrative Agent and the Lead Administrative Agent will promptly notify the Company of any such debit.

              5(f)      Post-Default Interest.      Following the occurrence of an Event of Default and until such Event of Default is cured or waived as provided herein, Obligations shall bear interest at a per annum rate equal to the Alternate Base Rate plus three percent (3%).

              5(g)      Computations.   All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed. The determination by the Lead Administrative Agent of any interest rate hereunder shall be conclusive and binding on the Company and the Lenders absent manifest error.

              5(h)      Disbursement of Payments Received.

(1) All amounts received by the Lead Administrative Agent on account of the Obligations shall be disbursed by the Lead Administrative Agent to the Lenders by wire transfer prior to the cut-off deadline of the Federal Reserve Wire System on the date of receipt if received by the Lead Administrative Agent before 11:30 a.m. (Los Angeles time) and accompanied by a Loan Request, Interest Rate Election and Payoff Notice (or disbursed on the day of receipt although received later than 11:30 a.m. (Los Angeles time) with the agreement of the Lead Administrative Agent and any Lender) or if received later or if the Lead Administrative Agent has not received a Loan Request, Interest Rate Election and Payoff Notice therefor, on the next succeeding Business Day or such later date as the Lead Administrative Agent receives the Loan Request, Interest Rate Election and Payoff Notice relating thereto, without interest payable by the Lead Administrative Agent.

           (2)      Prior to the occurrence of an Event of Default and acceleration of the Obligations, amounts received by the Lead Administrative Agent on account of the Obligations shall be disbursed in accordance with the written direction of the Company, subject only to the requirements that amounts disbursed to the Lenders on account of Primary Loans be disbursed pro rata in accordance with the Lenders’ respective Primary Percentage Shares and that amounts disbursed to the Swing Line Lenders on account of Swing Loans be disbursed pro rata in accordance with the Swing Line Lenders’ respective Swing Line Percentage Shares.

(3) Following the occurrence of an Event of Default and acceleration of the Obligations, amounts received by the Lead Administrative Agent on account of the Obligations shall be disbursed as follows: (i) first among the Lenders, pro rata in accordance with their respective Primary Percentage Shares, on account of the Obligations (other than Additional Commitment Negotiated Loans and Obligations relating thereto) until such Obligations have been paid in full, (ii) then to the Lenders holding outstanding Additional Commitment Negotiated Loans and Obligations relating thereto, pro rata in accordance with their respective Additional Commitment Negotiated Loans Percentage Shares, until all Additional Commitment Negotiated Loans and Obligations relating thereto have been paid in full, and (iii) then, to the Lead Administrative Agent with respect to the remaining Obligations held by it in its capacity as Lead Administrative Agent until such Obligations have been paid in full.

              5(i)      Fees.   The Company shall pay:

(1) To the Lead Administrative Agent, such fees as may from time to time be agreed upon in writing by the Lead Administrative Agent and the Company; and

(2) To each of the Lenders, a facility fee, said fee to be payable quarterly in arrears on the fifth day of the first month of each calendar quarter for the period from and including the first day of the first month of the immediately preceding calendar quarter to and including the last day of such calendar quarter and on the Revolving Facility Maturity Date or, if applicable, the Final Revolving Facility Maturity Date, in an amount equal to such Lender’s daily average Primary Percentage Share during the applicable calculation period multiplied by: (i) the average daily Aggregate Credit Limit during such calculation period multiplied by (ii) the product of a. the Applicable Facility Fee Factor and b. a fraction the numerator of which is the number of days in the applicable calculation period and the denominator of which is 360.

              5(j)      Wire Transfers of Funds.   Notwithstanding anything to the contrary contained herein and in the other Credit Documents, funds which the Lead Administrative Agent and the Lenders are transmitting by wire transfer shall be deemed to have been sent and received upon release by the transmitting party of such funds into the Federal Reserve Wire System.

              5(k)      Reduction in Aggregate Credit Limit.   From the Effective Date to but not including the Revolving Facility Maturity Date, upon not less than thirty (30) days’ prior written notice to the Lead Administrative Agent, which shall promptly transmit such notice to each of the Lenders, the Company may permanently reduce the Aggregate Credit Limit in full or in increments of $5,000,000.00 (with such reduction allocated pro rata against the Lenders’ respective Maximum Commitments); provided, however, that any such reduction shall be in a minimum amount of $25,000,000.00; and, provided, further, that upon the effective date of any such reduction, the aggregate amount of Loans outstanding shall not exceed the Aggregate Credit Limit as so reduced.

              5(l)      Capital Requirements.   The Company shall pay from time to time upon demand such amounts as any Lender may determine to be necessary to compensate such Lender for all reasonable costs which such Lender determines are attributable to its making, agreeing to make, purchasing or maintaining its Primary Percentage Share of any Primary Loan or its Swing Line Percentage Share of any Swing Loan under this Agreement, including, without limitation, reserve requirements attributed to the unused portion of the Aggregate Credit Limit, in respect of any amount of capital required to be maintained by such Lender pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request affecting banks, savings and loan institutions and/or financial institutions generally notwithstanding the creditworthiness of any particular bank, savings and loan institution or other financial institution (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter. A certificate as to any amounts payable pursuant hereto submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Paragraph 5(l) shall survive the termination of this Agreement and the payment of all Loans and all other Obligations.

         6.      Guaranties; Subordinations; Additional Documents.

              6(a)      Guaranties and Subordination Agreements.   As support for the Obligations, the Company shall execute and deliver and shall cause to be executed and delivered to the Lead Administrative Agent on behalf of the Lenders:

(1) On or before the Effective Date:

(i) From the Parent, the Parent Guaranty and the Parent Subordination Agreement; and

(ii) From each Initial Subsidiary Guarantor, a Subsidiary Guaranty and a Subsidiary Guarantor Subordination Agreement.

(2) Following the Effective Date, from each Subsidiary Guarantor formed or acquired after the Effective Date and each Subsidiary existing on the Effective Date which becomes a Subsidiary Guarantor following the Effective Date, a Subsidiary Guaranty and a Subsidiary Guarantor Subordination Agreement.

              6(b)      Further Documents.   The Company agrees to execute and deliver and to cause to be executed and delivered to the Lead Administrative Agent or such Persons as the Lead Administrative Agent may direct from time to time such documents, instruments and agreements as the Lead Administrative Agent on behalf of the Lenders may reasonably request, which are in any of the Lenders’ judgment necessary or desirable to obtain for the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, and the Lenders the benefit of the Credit Documents.

         7.      Conditions Precedent.

              7(a)      Effective Date. As conditions precedent to the Effective Date:

(1) There shall have been delivered to the Lead Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Lenders and their counsel, the following:

(i) A duly executed copy of this Agreement;

           (ii)      A duly executed copy of each of the Parent Guaranty and the Parent Subordination Agreement;

           (iii)      A duly executed copy of a Subsidiary Guaranty and a Subsidiary Guarantor Subordination Agreement from each Initial Subsidiary Guarantor;

           (iv)      Such credit applications, financial statements, pro forma financial statements, authorizations and information concerning the Company, its Subsidiaries and their respective businesses, operations and condition (financial and otherwise) as the Lead Administrative Agent or any Lender may reasonably request;

           (v)      Certified copies of resolutions of the Boards of Directors of the Company and the Parent approving the execution and delivery of all documents required to be delivered by the Company and the Parent hereunder;

           (vi)      Certificates of the Secretary or an Assistant Secretary of each of the Company and the Parent certifying the names, incumbency and true signatures of the officers of the Company and the Parent authorized to sign the documents required to be executed and delivered by the Company and the Parent hereunder;

           (vii)      From each of the Initial Subsidiary Guarantors, such authorizing documentation and evidence of incumbency as the Lead Administrative Agent may require;

           (viii)      An opinion of counsel for the Company, each Initial Subsidiary Guarantor, and the Parent (which counsel may be in-house counsel) in form and substance satisfactory to the Lenders and covering such matters as the Lenders may reasonably request;

           (ix)      A Closing Certificate duly executed by an executive officer of each of the Company and the Parent and dated as of the date of the first Loan; and

(x) A Covenant Compliance Certificate, dated as of November 30, 2001, for each of the Company and the Parent demonstrating in detail satisfactory to the Lenders the Company’s compliance with the covenants set forth in Paragraphs 10(i) and 10(j) below, and the Parent’s compliance with the financial covenants set forth in Paragraphs 11(a) and 11(b) of the Parent Guaranty.

(2) All acts and conditions (including, without limitation, the obtaining of all necessary regulatory approvals and the making of all required filings, recordings and registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

           (3)      All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents, shall be satisfactory in form and substance to the Lenders and their counsel.            (4)      The Company shall have delivered to each of the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, and the Co-Arrangers letters acceptable to each such Person, respectively, regarding the payment by the Company to each such Person of fees, and the Company shall have paid all fees required under each such letter to have been paid prior to the first Loan hereunder.

           (5)      All "Obligations" outstanding under (and as the term "Obligations" is defined in) the Existing Credit Agreement shall have been (or shall upon the happening of the first Loan hereunder be) paid in full and the Existing Credit Agreement and any obligations of the Existing Lenders to make advances thereunder terminated.

           (6)      No material adverse change in the business, operations, assets or financial or other condition of the Company or of the Parent and its consolidated Subsidiaries taken as a whole shall have occurred since November 30, 2001 and the Company by presenting the initial Loan Request, Interest Rate Election and Payoff Notice shall be deemed to have so represented and warranted hereunder.

           (7)      There shall not exist any action, suit, investigation or proceeding pending or threatened in or before any court, arbitrator or Governmental Authority that would, if decided adversely, have a material adverse effect on the Company or on the Parent and its consolidated Subsidiaries taken as a whole or on any transaction contemplated hereby or could have a material adverse effect on the Company, the Parent or their respective Subsidiaries or any transaction contemplated hereby or on the ability of the Company, the Parent or any Initial Subsidiary Guarantor to perform its obligations under any of the Credit Documents to which it is party.

(8) The Company, the Parent and each of their respective Subsidiaries shall be in compliance with the terms and conditions of all Indebtedness of such Persons.

              7(b)      All Loans.   As conditions precedent to the funding of each Loan hereunder, including the first such Loan, at and as of the date of, and after giving effect to, the funding of such Loan:

(1) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects as of such date;

           (2)      There shall not have occurred and be continuing a Potential Default or an Event of Default which has not been waived in writing by the requisite Lenders as required pursuant to this Agreement;

           (3)      Following the making of such Loan, the aggregate principal amount of Loans outstanding shall not exceed the applicable limitations of Paragraphs 1(a), 1(b), and 1(c) above nor shall the aggregate principal amount of Primary Loans held by any Lender, plus such Lender’s Percentage Share of Swing Loans outstanding, plus the aggregate principal amount of all Within Commitment Negotiated Loans advanced by such Lender exceed such Lender’s Maximum Commitment; and

(4) The Company shall have delivered to the Lead Administrative Agent a duly executed Loan Request, Interest Rate Election and Payoff Notice requesting such Loan.

By delivering a Loan Request, Interest Rate Election and Payoff Notice to the Lead Administrative Agent, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(1) through (b)(4) above and all information set forth in such Loan Request, Interest Rate Election and Payoff Notice.

              7(c)      Extension of Revolving Facility Maturity Date.   As conditions precedent to each extension of the Revolving Facility Maturity Date, at and as of the then current Revolving Facility Maturity Date and the effective date of such extension, if different, and subject to the written waiver by one hundred percent (100%) of the Lenders which have otherwise agreed to such extension:

(1) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects;

           (2)      No material adverse change in the business, operations, assets or financial or other condition of the Company or of the Parent and its consolidated Subsidiaries taken as a whole shall have occurred since the last day of the fiscal quarter of the Parent immediately preceding the then current Revolving Facility Maturity Date;

           (3)      There shall not exist any action, suit, investigation or proceeding pending or threatened in or before any court, arbitrator or Governmental Authority that would, if decided adversely, have a material adverse effect on the Company or on the Parent and its consolidated Subsidiaries taken as a whole or on any transaction contemplated hereby or could have a material adverse effect on the Company, the Parent or their respective Subsidiaries or any transaction contemplated hereby or on the ability of the Company, the Parent or any Initial Subsidiary Guarantor to perform its obligations under any of the Credit Documents to which it is party;

           (4)      There shall not have occurred and be continuing a Potential Default or an Event of Default which has not been waived in writing by the Lenders which have agreed to remain as Lenders under this Agreement following the extension of the Revolving Facility Maturity Date; and

(5) There shall have been executed and delivered by the Company, the Parent, each Subsidiary Guarantor, the Lead Administrative Agent and each of the Lenders which have agreed to remain as Lenders under this Agreement following the extension of the Revolving Facility Maturity Date, such documents, instruments and agreements as are deemed necessary to reflect the extension and terms and conditions, including without limitation, interest and fees, as the Administrative Agent and each of such Lenders may have reasonably required.

By delivering a request for the extension of any Revolving Facility Maturity Date, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (c)(1) through (c)(4) above. It is expressly agreed that this Paragraph 7(c) does not apply to the conversion of Primary Loans into the Primary Facility Term-Out Loan pursuant to Paragraph 3(c) above.

         8.      Representations and Warranties of the Company.   As an inducement to the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, and each Lender to enter into this Agreement, the Company represents and warrants to the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, and each Lender that:

              8(a)      Financial Condition.   The financial statements dated the Statement Date and November 30, 2001, copies of which have heretofore been furnished to the Lead Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of the Parent and its consolidated Subsidiaries at such date and the consolidated and consolidating results of their operations and changes in financial position for the fiscal period then ended.

              8(b)      Corporate Existence; Compliance with Law.   Each of the Parent and its Subsidiaries: (1) is duly organized, validly existing and in good standing as a corporation or other legal entity under the laws of the state of its incorporation, and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to be in good standing could have a material adverse effect on the Parent, any of its Subsidiaries, or their respective property and/or business or on the ability of the Parent, the Company, or any Subsidiary Guarantor to pay or perform the Credit Documents to which it is a party; (2) has the power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (3) is in compliance with all Requirements of Law and Contractual Obligations except to the extent that failure to comply could not have a material adverse effect on the Parent, any of its Subsidiaries, or their respective property and/or business or on the ability of the Parent, the Company or any of the Subsidiary Guarantors to pay or perform the Credit Documents to which it is a party.

              8(c)      Power; Authorization; Enforceable Obligations.   Each of the Company, the Parent, and the Subsidiary Guarantors has the requisite power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and, in the case of the Company, to borrow hereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. The Credit Documents to which the Company, the Parent, and the Subsidiary Guarantors, as applicable, are party, have been duly executed and delivered on behalf of such Persons and constitute legal, valid and binding obligations of such Persons enforceable against such Persons in accordance with their respective terms.

              8(d)      No Legal Bar. The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company, the Parent, or any of their respective Subsidiaries to the extent that failure to comply therewith could have a material adverse effect on the Company or its property and/or business or on the ability of the Parent, the Company, or any of the Subsidiary Guarantors to pay or perform the Credit Documents to which it is a party.

              8(e)      No Material Litigation.   Except as disclosed on Schedule 8(a) attached hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such parties’ properties or revenues involving amounts, in the aggregate, in excess of $100,000,000.00.

              8(f)      Taxes.   The Parent and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes (other than incidental local business and other municipal taxes which are not material to the operation of the Parent and its Subsidiaries) shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Parent or the applicable Subsidiary has established adequate reserves in conformity with GAAP.

              8(g)      Investment Company Act.   The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              8(h)      Subsidiaries.   Schedule 8(h) attached hereto sets forth an accurate and complete list of all presently existing Subsidiaries of the Parent, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Parent or other Subsidiaries of the Parent, the legal nature of such Person and whether such Subsidiary is a “Subsidiary Guarantor.” All of the issued and outstanding shares of capital stock of the Subsidiaries of the Parent have been duly authorized and issued and are fully paid and non-assessable. Countrywide Home Loans Servicing LP, a Texas limited partnership, is the sole Initial Subsidiary Guarantor.

              8(i)      Federal Reserve Board Regulations.   Neither the Parent nor any of its Subsidiaries is engaged or >will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

              8(j)      ERISA.   The Parent and each of its Subsidiaries are in compliance in all material respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Parent, the Company or any of its or their Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

              8(k)      Assets.   The Company and each of its Subsidiaries have good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 8(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to that date. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in said financial statements referred to in Paragraph 8(a) above or as permitted under Paragraph 10(a) below.

              8(l)      Consents, etc.   Except for consents, approvals and authorizations previously obtained and which, if necessary, are in full force and effect, no consent, approval or authorization of, or registration, declaration or filing with, any Person is required in connection with the execution and delivery by the Parent, the Company or any Subsidiary Guarantor of the Credit Documents or the borrowing hereunder or the performance by the Parent, the Company or any Subsidiary Guarantor of or compliance by any such Person with the terms, provisions and conditions hereof or thereof.

         9.      Affirmative Covenants.   The Company hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make all or any portion of any Loans, the Company shall:

              9(a)      Financial Statements.   Furnish or cause to be furnished directly to the Lead Administrative Agent and each Lender:

(1) Within ninety (90) days after the last day of each fiscal year of the Parent, consolidated statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such year and a balance sheet of the Parent and its Subsidiaries as of the end of such year (including therein as supplemental information, consolidating statements of income and statements of changes in cash flow and balance sheets as of the end of such year) in each case presented fairly in accordance with GAAP and, in the case of the Company, the requirements of HUD Handbook IG 4000.3 REV and accompanied, in all cases, by an unqualified report of a firm of independent certified public accountants acceptable to the Majority Lenders;

           (2)      Within forty-five (45) days after the last day of each fiscal quarter, consolidated and consolidating statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such fiscal quarter and balance sheets of the Parent and its Subsidiaries as of the last day of such fiscal quarter, presented fairly in accordance with GAAP, in each case certified in writing as to fairness of presentation by the chief financial officer or treasurer of the Company and the Parent;

           (3)      Within forty-five (45) days following each Applicable Financial Test Date, a Covenant Compliance Certificate from the chief financial officer or treasurer of each of the Company and the Parent, certifying that there does not exist an Event of Default or Potential Default and, in addition, demonstrating in detail satisfactory to the Majority Lenders the Company’s compliance with the covenants set forth in Paragraphs 10(i) and 10(j) below as of and at such Applicable Financial Test Date, and the Parent’s compliance with the covenants set forth in Paragraphs 11(a) and 11(b) of the Parent Guaranty, as of and at such Applicable Financial Test Date;

           (4)      As soon as is available any written report pertaining to material items in respect of the internal control matters of the Parent or the Company submitted to any of such Persons by their respective independent accountants in connection with each annual or interim special audit of the financial condition of such Persons made by such independent public accountants; and

(5) Copies of all proxy statements, financial statements, and reports which the Parent sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended (the “Act”), which the Parent or the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder to the Lead Administrative Agent such copies for any Lender of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to the Parent or the Company from time to time need not be delivered to such Lender.

              9(b)      Certificates; Reports; Other Information.   Furnish or cause to be furnished directly to the Lead Administrative Agent and each Lender:

(1) Within forty-five (45) days following each Applicable Financial Test Date, prepared as of Applicable Financial Test Date and certified by an appropriate officer of the Company, a report covering the servicing portfolio of the Company and each of the Subsidiary Guarantors covering such matters as the Majority Lenders, through the Lead Administrative Agent, may reasonably request (but which shall in any event list the aggregate principal amount of mortgage notes serviced and the number and types of loans evidenced by such notes, and show all loans in the servicing portfolio more than thirty (30) days past due the due dates set forth in such notes). In addition, such report shall also include a schedule specifically identifying the Servicing Contracts and Servicing Hedge Instruments that have been pledged (and as to which the Company shall automatically be deemed to represent and warrant secures Indebtedness conforming to the requirements of Paragraphs 10(a)(6) and 10(a)(7) below), which schedule shall be in form and detail satisfactory to the Lead Administrative Agent and which report shall in any event set forth for such pledged Servicing Contracts and pledged Servicing Hedge Instruments, as applicable: (i) the aggregate unpaid principal balance of the Mortgage Loans being serviced pursuant to such Servicing Contracts, (ii) the aggregate notional amount of such Servicing Hedge Instruments, (iii) the value thereof as reflected in the Company’s consolidated balance sheet, (iv) the dollar amount of the maximum Indebtedness and the current outstanding Indebtedness supported by the Lien on such Servicing Contracts and Hedge Servicing Instruments and the maturity date of such Indebtedness, and (v) the value of such Servicing Contracts and Servicing Hedge Instruments reconciled to the consolidated balance sheet of the Company.

           (2)      Promptly, such additional financial and other information, including, without limitation, financial statements of the Company, the Parent, any Subsidiary or Affiliate of the Company or the Parent, as any Lender, through the Lead Administrative Agent, may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to participate out any of its interests in Loans hereunder or to enable another financial institution to become a signatory hereto.

(3) Promptly upon receipt thereof by the Company, the Parent, or any of their respective Subsidiaries, copies of all audit reports prepared by or on behalf of FNMA, FHLMC and GNMA.

              9(c)      Payment of Indebtedness.   Itself, and shall cause each of its Subsidiaries to pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness, except: (1) Indebtedness (other than Indebtedness with respect to CPNs) being contested in good faith and for which provision is made to the satisfaction of the Majority Lenders for the payment thereof in the event the Parent or any of its Subsidiaries is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Parent or such Subsidiary, and (2) additional Indebtedness of the Parent and its Subsidiaries (other than Indebtedness with respect to CPNs) in the aggregate not to exceed $100,000.00.

              9(d)      Maintenance of Existence and Properties.   Itself, and shall cause each of its Subsidiaries to Maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law. The Company, Countrywide Home Loans Servicing, LP, a Texas limited partnership, and each other Subsidiary of the Company which originates and/or services Mortgage Loans for or on behalf of FNMA, FHLMC and/or GNMA or originates and/or services Mortgage-Backed Securities issued or guaranteed by FNMA, FHLMC, and/or GNMA will at all times be a FNMA, FHLMC and GNMA approved Seller/Servicer. The Company will at all times be a wholly-owned Subsidiary of the Parent. Each Subsidiary Guarantor will at all times be a wholly-owned Subsidiary of the Company.

              9(e)      Inspection of Property; Books and Records; Discussions. Itself, and shall cause each of its Subsidiaries to keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of each Lender (at no cost or expense to the Company or any of its Subsidiaries unless there shall have occurred and be continuing an Event of Default) to visit and inspect those properties of the Company and its Subsidiaries and examine and make abstracts from those books and records of the Company and its Subsidiaries as are reasonably necessary to enable such Lender to conduct appropriate credit due diligence in connection with customary credit approval practices for credit facilities of this type, at any reasonable time and as often as may reasonably be desired by any of the Lenders, and to discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

              9(f)      Notices.   Promptly give written notice to the Lead Administrative Agent (who shall promptly notify each of the Lenders thereof) of:

(1) The occurrence of any Potential Default or Event of Default;

           (2)      Any litigation or proceeding affecting the Company or any of its Subsidiaries involving amounts, in excess of $100,000,000.00 in the aggregate;

           (3)      Receipt by the Company or the Parent of notice from any rating agency concerning a potential change in any credit rating previously accorded the Company or the Parent by such rating agency;

           (4)      The formation or acquisition of any Subsidiary Guarantor or if any Subsidiary existing on the Effective Date which is not a Subsidiary Guarantor on the Effective Date but subsequently becomes a Subsidiary Guarantor;

           (5)      Any changes in the officer of the Company or the Parent holding the title of President or any material change in the duties of the Persons holding such title from the duties of such Persons at the Effective Date; and

(6) A material adverse change in the business, operations, property or financial or other condition of the Parent, the Company or any of their Subsidiaries.

              9(g)      Expenses.   Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel) of the Lead Administrative Agent, the Arranger and the Co-Arrangers incident to the preparation, negotiation, administration and amendment of the Credit Documents and, following the occurrence of an Event of Default, of the Lead Administrative Agent and each of the Lenders incident to the protection of the rights of the Lenders, the Arranger, the Co-Arrangers and the Lead Administrative Agent under the Credit Documents, and incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Parent, the Company, or any Subsidiary Guarantor or a “workout” of the Obligations. The obligations of the Company under this Paragraph 9(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and shall survive payment of all other Obligations.

              9(h)      Credit Documents.   Itself, and shall cause each of its Subsidiaries to comply with and observe all terms and conditions applicable to such Person under the Credit Documents to which it is a party.

              9(i)      Insurance.   Itself, and shall cause each of its Subsidiaries to obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA or FHLMC guidelines, and furnish the Lenders on request full information as to all such insurance.

              9(j)      Hedging Program.   Itself, and shall cause each Subsidiary Guarantor to maintain at all times a Hedging Program consistent with the Hedging Program for such Person in effect at and as of the Effective Date.

              9(k)      Compliance with Laws.   Itself, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law and Contractual Obligations, including, without limitation, all requirements of ERISA, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company, any Subsidiary Guarantor or the Company and its Subsidiaries taken as a whole.

              9(l)      Taxes.   Itself, and shall cause each of its Subsidiaries to file or caused to be filed all tax returns that are required to be filed and pay all taxes (other than incidental local business and other municipal taxes which are not material to the operation of the Company and its Subsidiaries) shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or the applicable Subsidiary has established adequate reserves in conformity with GAAP.

              9(m)      Indemnification.   Indemnify, defend and hold harmless each Agent, the Co-Arrangers and the Lenders (collectively, the “Indemnified Persons”) from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and/or damages (including, without limitation, reasonable attorneys’ fees) of any kind (“Claims”) whatsoever which may at any time be imposed on, assessed against or incurred by such Indemnified Person in any way (1) relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by such Indemnified Person in connection with the foregoing; provided, the Company shall not be liable for any portion of any such Claims arising out of or resulting from the gross negligence or willful misconduct of such Indemnified Person, or (2) resulting from any action taken or omitted to be taken by such Indemnified Person in accordance with written instructions given as provided in the Credit Documents, or (3) relating to any one or more of the matters covered by Paragraph 12(c) below. The indemnification obligations of the Company under this Paragraph 9(m) shall survive the termination of this Agreement and the payment in full of the Obligations.

         10.      Negative Covenants.   The Company hereby agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make all or any portion of any Loans, the Company shall not, directly or indirectly:

              10(a)      Liens.   Itself, or allow any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property and assets (including servicing rights) of the Company or any of its Subsidiaries other than:

(1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company or such Subsidiary shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

           (2)      Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or margin call requirements or for purposes of like general nature in the ordinary course of the Company’s or such Subsidiary’s business;

           (3)      Liens on Mortgage Loans and Mortgage-Backed Securities which are the subject of repurchase agreements;

           (4)      Liens on real property (including fixtures and improvements thereon) securing Indebtedness in an amount not to exceed $50,000,000.00 in the aggregate at any time outstanding;            (5)      Liens on property and assets of the Company consisting of Mortgage Loans and MBS Held for Sale securing short term Indebtedness of the Company (Indebtedness with a maturity of one year or less and not automatically renewable by the Company or any of its Subsidiaries at such Person’s sole option) in an aggregate amount not to exceed at any date twenty five percent (25%) of the book value of such Mortgage Loans and MBS Held for Sale as reported in the balance sheet of the Company in accordance with GAAP;

           (6)      Liens on specified Servicing Contracts (as identified in the most recent report delivered to the Lead Administrative Agent and the Lenders pursuant to Paragraph 9(b)(1) above) of the Company or any Subsidiary Guarantor securing non-recourse Indebtedness of the Company or such Subsidiary Guarantor (Indebtedness as to which the holder has no recourse to assets of the Company, the Parent or any of their respective Subsidiaries for the payment thereof other than the specified Servicing Contracts which are the subject of such Liens), which specified Servicing Contracts have a value not to exceed at any date fifty percent (50%) of the book value of Mortgage Servicing Rights as reported on the consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP and which specified Servicing Contracts do not in any event include more than fifty percent (50%) in book value of Mortgage Servicing Rights included in the Eligible Servicing Portfolio;

           (7)      Liens on specified Servicing Hedge Instruments (as identified in the most recent report delivered to the Lead Administrative Agent and the Lenders pursuant to Paragraph 9(b)(1) above) of the Company or any Subsidiary Guarantor securing non-recourse Indebtedness of the Company or such Subsidiary Guarantor (Indebtedness as to which the holder has no recourse to assets of the Company, the Parent or any of their respective Subsidiaries for the payment thereof other than the Servicing Hedge Instruments which are the subject of such Liens) in an aggregate amount not to exceed at any date fifty percent (50%) of the book value of said Servicing Hedge Instruments as reported on the consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP; and

(8) Liens on cash, cash equivalents and marketable securities securing obligations under rate management agreements entered into by the Company and its Subsidiaries with any of the Lenders.

              10(b)      Indebtedness.   Itself, or allow any of its Subsidiaries to create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness, including secured Indebtedness otherwise permitted pursuant to Paragraph 10(a) above, if immediately upon giving effect to such creation, incurrence, assumption or sufferance to exist of such Indebtedness: (1) there would exist an Event of Default, or (2) the Company would not be in compliance with the financial covenants set forth in Paragraphs 10(i) or 10(j) below (assuming the “Applicable Financial Test Date” therefor was immediately following such action).

              10(c)      Consolidation and Merger.   Itself, or allow any of its Subsidiaries to liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination, except that any Subsidiary Guarantor may be merged into the Company, any other Subsidiary may be merged into the Company or any other Subsidiary and the Company may be merged into or consolidated with any corporation provided that (1) in any such merger or consolidation the Company shall be the surviving or resulting corporation and (2) at the time of and immediately after the effectiveness of such merger or consolidation there shall not have occurred and be continuing an Event of Default or Potential Default.

              10(d)      Acquisitions.   Itself, or allow any of its Subsidiaries to purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person other than in the normal course of a mortgage banking-related business (it being expressly agreed and understood that the acquisition of servicing is a normal course of business activity); provided, however, that the Company may acquire all or a portion of the stock or assets of another mortgage company or companies so long as no Event of Default or Potential Default shall exist immediately following the consummation of such acquisition, and, provided, further, that the Company shall be in compliance with the financial covenants set forth in Paragraphs 10(i) and 10(j) below (assuming for purposes of this Paragraph 10(d) that the “Applicable Financial Test Date” referenced in such covenants is the day of the consummation of such acquisition after giving effect thereto).

              10(e)      Payment of Dividends.   Itself, or allow any of its Subsidiaries to declare or pay any dividends upon any shares of the Company’s stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property or securities (except dividends payable in the capital stock of the Company or such Subsidiary and dividends and distributions by a Subsidiary to the Company or another wholly-owned Subsidiary of the Company), if at the date of payment or distribution (either before or after giving effect thereto) there should exist an Event of Default or Potential Default.

              10(f)      Purchase or Retirement of Stock.   Itself, or allow any of its Subsidiaries to acquire, purchase, redeem or retire any shares of its capital stock now or hereafter outstanding for value.

              10(g)      Investments; Advances; Receivables.   Itself, or allow any of its Subsidiaries to, make or commit to make any advance, loan or extension of credit (“Advances”) to, or hold any receivable (“Receivable”) of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities (“Investments”) of, or make any other investment in, any Person, except:

(1) Advances constituting Mortgage Loans made in the ordinary course of business of the Company;

           (2)      Advances to and Receivables of any Person which are fully secured on a first priority perfected basis by Mortgage Loans;

           (3)      Investments in, Advances to and Receivables of any Affiliate which are fully secured on a first priority perfected basis by Mortgage Loans or Mortgage-Backed Securities;

           (4)      Advances to any wholly-owned Subsidiary of the Parent which are used solely to purchase Residuals, which Advances are secured by a first priority perfected Lien on such Residuals;

           (5)      Advances to and Receivables of any Affiliate (in addition to Investments, Advances and Receivables permitted pursuant to subparagraphs (1) through (4) of this Paragraph 10(g)) or any Servicing Pass-Through Venture which is not otherwise an Affiliate, which are unsecured or which are secured on a first priority perfected basis by collateral other than Mortgage Loans or Mortgage-Backed Securities, in an aggregate amount not to exceed fifty percent (50%) of the consolidated net worth of the Company, determined in accordance with GAAP;

           (6)      Investments in, Advances to and Receivables of Countrywide Capital Markets, Inc. or any of its Subsidiaries, which are fully secured on a first priority perfected basis by: (i) debt instruments issued by FNMA or FHLMC or (ii) time deposit accounts issued by a financial institution the deposits of which are insured by the Bank Insurance Fund and which financial institution has a deposit rating issued by a recognized rating agency not less than the rating assigned to the Company’s long term indebtedness; and

(7) Investments in connection with Acquisitions by the Company permitted pursuant to Paragraph 10(d) above.

              10(h)      Sale of Assets.   Itself, or allow any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of any assets of the Company and its Subsidiaries (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage Loans with or without servicing released and the sale or other disposition of servicing rights are in the ordinary course of business); provided, however, that in no event shall the Company or any of its Subsidiaries enter into any sale and leaseback transaction involving any of its assets without the prior written consent of the Majority Lenders; and, provided further, that the Company may sell, lease, assign, transfer or otherwise dispose of any of its assets to a Subsidiary of the Company (which, for the purpose of this proviso shall include any limited partnership the general and limited partners of which are Subsidiaries of the Company) so long as: (1) all classes of stock of, or partnership interests in, such Subsidiary are owned, directly or indirectly, by the Company, and such Subsidiary incurs no obligations for third party indebtedness (other than Indebtedness secured by Liens permitted by Paragraphs 10(a)(6) and 10(a)(7) above and obligations to employees and vendors as are necessary or desirable in the normal conduct of the business of servicing 1-4 unit single family mortgage loans and in managing an office building owned by such Subsidiary), (2) any such unpaid obligations as are described in subparagraph (1) above (excluding Indebtedness secured by Liens permitted by Paragraphs 10(a)(6) and 10(a)(7) above and payroll and benefits obligations to employees) shall not exceed at any time $50,000,000.00 in the aggregate, and (3) if as a result of such transfer of assets such Subsidiary becomes a Subsidiary Guarantor, such Subsidiary executes the documents, instruments and agreements required pursuant to Paragraph 6(a)(2) above.

              10(i)      Minimum Net Worth.   Permit its consolidated net worth determined in accordance with GAAP on and as of each Applicable Financial Test Date to be less than $1,500,000,000.00.

              10(j)      Maximum Total Debt.   Permit Total Debt (excluding outstanding Indebtedness secured by Liens permitted pursuant to Paragraphs 10(a)(6) and 10(a)(7) above) on and as of each Applicable Financial Test Date to exceed the sum of:

(1) One hundred percent (100%) of Cash, plus

           (2)      Ninety percent (90%) of Margins, plus

           (3)      Ninety-seven percent (97%) of the amount of Mortgage Loans and MBS Held for Sale (including Mortgage Loans and Mortgage-Backed Securities subject to a Lien under a repurchase agreement but excluding all other Mortgage Loans and Mortgage-Backed Securities which are excluded from “Eligible Mortgage Assets” pursuant to subparagraphs (a), (b) and (c) of the definition of such term), plus

           (4)      Ninety percent (90%) of Pool Loan Purchases and Mortgage Claims Receivable to the extent such assets represent VA and FHA Mortgage Loans repurchased by the Company from pools supporting GNMA Mortgage-Backed Securities, plus

           (5)      Fifty percent (50%) of Deferred Commitment Fees, plus

           (6)      Fifty percent (50%) of Property and Equipment, plus

           (7)      Eighty percent (80%) of Mortgage Servicing Rights (excluding all Mortgage Servicing Rights consisting of Servicing Contracts subject to Liens permitted to Paragraph 10(a)(6) above as disclosed to the Lead Administrative Agent and the Lenders in the most recent report delivered pursuant to Paragraph 9(b)(1) above), plus

           (8)      Eighty percent (80%) of Servicing Hedge Instruments (excluding all Servicing Hedge Instruments secured by Liens permitted pursuant to Paragraph 10(a)(7) above as disclosed to the Lead Administrative Agent and the Lenders in the most recent report delivered pursuant to Paragraph 9(b)(1) above), plus

(9) Fifty percent (50%) of Other Assets (excluding any unsecured Advances to or Receivables of Affiliates and Servicing Pass-Through Ventures permitted under Paragraph 10(g)(5) above, but including secured Advances made to Subsidiaries and other Affiliates permitted under Paragraph 10(g) above).

         11.      Events of Default.   Upon the occurrence of any of the following events (an "Event of Default"):

              11(a)      The Company shall fail to make any payment on account of that portion of the Obligations consisting of principal or interest on Loans on the date when due; or

              11(b)      Any representation or warranty made or deemed made by the Company, any Guarantor Subsidiary or the Parent in any Credit Document or in connection with any Credit Document shall be materially inaccurate or incomplete in any respect on or as of the date made or deemed made; or

              11(c)      The Company shall default in the observance or performance of any covenant or agreement contained in Paragraph 10 above; or

              11(d)      The Parent shall fail to observe or comply with any term or provision contained in the Parent Guaranty (other than those contained in Paragraph 11(a) thereof); or

              11(e)      Any Subsidiary Guarantor shall fail to observe or comply with any term or provision contained in its Subsidiary Guaranty; or

              11(f)      The Company, any Subsidiary Guaranty, or the Parent shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days; or

              11(g)      The Company, any of its Subsidiaries or the Parent shall default in any payment of any Indebtedness (other than the Obligations or as permitted under Paragraph 9(c) above) in an aggregate amount of more than $100,000,000.00 or any other event shall occur and, as a result, the holder or holders thereof, or any trustee or agent for such holders, either: (1) cause such Indebtedness to become due and payable prior to its stated maturity, or (2) fail to cause such Indebtedness to become so due and payable, but such event continues for a period of thirty (30) days and is not cured or waived; or

              11(h)      (1) The Parent, the Company or any of its Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Parent, the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Parent, the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2) or (3) above; or (5) the Parent, the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

              11(i)      (1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Lead Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or the Parent or any Commonly Controlled Entity, or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, could subject the Parent, the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Parent, the Company or any of its Subsidiaries; or

              11(j)      One or more judgments or decrees in amounts aggregating $25,000,000.00 or more not fully covered by insurance (exclusive of self-insurance (not to exceed $5,000,000.00) and deductibles) during any consecutive twelve (12) month period shall be entered against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged or satisfied, or stayed or bonded pending appeal, within sixty (60) days from the entry thereof unless counsel to the Company reasonably acceptable to the Majority Lenders has delivered to the Lenders within such sixty (60) day period an opinion that the Company and/or such Subsidiary(ies) has/have the legal right to have such judgment or decree vacated without the expenditure of funds (other than for costs of proceedings) and the Company and/or such Subsidiary(ies) is/are diligently proceeding to accomplish such vacation; or

              11(k)      The Parent shall notify the Lead Administrative Agent or any Lender of its intention to rescind or revoke the Parent Guaranty or the Parent Subordination Agreement, in whole or in part, with respect to future transactions or otherwise; or

              11(l)      Any Subsidiary Guarantor shall notify the Lead Administrative Agent or any Lender of its intention to rescind or revoke its Subsidiary Guaranty or its Subsidiary Guarantor Subordination Agreement, in whole or in part, with respect to future transactions or otherwise; or

              11(m)      The Parent shall cease to own one hundred percent (100%) of the outstanding capital stock of the Company; or

              11(n)      The Company, the Parent, or any Subsidiary Guarantor shall fail to maintain its corporate existence;

              11(o)      Any Subsidiary Guarantor shall default in the payment of any secured Indebtedness permitted pursuant to Paragraphs 10(a) above;

THEN:

(1) Automatically upon the occurrence of an Event of Default under Paragraph 11(h) above,

           (2)      At the option of any Lender upon the occurrence of an Event of Default under Paragraph 11(a) above unless such Event of Default is expressly waived in writing by one hundred percent (100%) of the Lenders, and

(3) In all other cases, at the option of the Majority Lenders, each Lender’s obligation to make or purchase Loans shall terminate, the principal balance of outstanding Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or notice or presentment to the Company, all of which are hereby waived.

         12.      Agency Provisions.

              12(a)      Appointment.   Each Lender hereby irrevocably designates and appoints each Agent as the agent of such Lender under the Credit Documents and each Lender hereby irrevocably authorizes each Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Credit Documents, no Agent shall have any duties or responsibilities, except those expressly set forth therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against any Agent.

              12(b)      Delegation of Duties.   The Lead Administrative Agent may execute any of its duties under the Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Lead Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

              12(c)      Exculpatory Provisions.   No Agent nor any of its respective officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be (1) liable to any Lender, any other Agent, the holder of any CPN, the Parent, the Company or any of their Subsidiaries for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person’s own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders, any other Agent, the holder of any CPN, the Company, the Parent or any of their Subsidiaries for: (i) any recitals, statements, representations or warranties made by the Parent, the Company, any of their Subsidiaries, or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, the Credit Documents (except such as are prepared by such Agent and, then, only to the extent such Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Credit Documents or for any failure of the Parent, the Company, or any Subsidiary Guarantor to perform its obligations thereunder or (ii) assuring compliance of the Credit Documents and/or the transactions contemplated by the Credit Documents with any law or regulation binding upon such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such regards. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by such Agent thereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of the Parent, the Company, or any Subsidiary Guarantor. Each Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Credit Document until it shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

              12(d)      Reliance by Agent.   Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Parent, the Company, or any Subsidiary Guarantor), independent accountants and other experts selected by such Agent. The Lead Administrative Agent may deem and treat each Lender designated on the current Commitment Schedule as a Lender hereunder for all purposes of the Credit Documents unless a written notice of assignment, negotiation or transfer of such Lender’s interests hereunder and thereunder as permitted pursuant to Paragraph 14 below shall have been filed with the Lead Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Majority Lenders (or all Lenders, as required under the Credit Documents) or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and/or expense arising out of such Agent’s gross negligence or willful misconduct). Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Majority Lenders (or all Lenders, if applicable) absent gross negligence and willful misconduct on the part of such Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

              12(e)      Notice of Default; Agreement to Advance.   No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Default unless such Agent has received notice from a Lender or the Company referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a “notice of default”. In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agents.

              12(f)      Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that no Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Agent hereafter taken, including any review of the affairs of the Parent, the Company, or any Subsidiary Guarantor, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender or their respective counsel, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Parent, the Company, or any Subsidiary Guarantor and made its own decision to extend credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender or their respective counsel, and based on such documents, information and legal advice (including, without limitation, advice of regulatory counsel to it) as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in entering into the Credit Documents and taking or not taking action thereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Parent, the Company, or any Subsidiary Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any legal advice or credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Parent, the Company, or any Subsidiary Guarantor which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

              12(g)      Indemnification.   The Lenders agree to indemnify and hold harmless each Agent in its capacity as such ratably in accordance with their Primary Percentage Shares to the extent required by the Company pursuant to Paragraph 9(m) above if any Agent is not reimbursed by the Company hereunder and without limiting the obligation of the Company to do so. To the extent indemnification payments made by the Lenders pursuant to this Paragraph 12(g) are subsequently recovered by any Agent from, or for the account of, the Company, such Agent will promptly refund such previously paid indemnity payments to the Lenders. The indemnification obligations of the Lenders under this Paragraph 12(g) shall survive termination of this Agreement and payment in full of the Obligations.

              12(h)      Agent in Its Individual Capacity.   Any Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Parent, the Company, or any Subsidiary Guarantor as though such Agent were not an Agent hereunder. With respect to such loans made or renewed by them and any note issued to them hereunder, each Agent shall have the same rights and powers under the Credit Documents as any Lender thereunder and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include Agents in their individual capacities.

              12(i)      Successor Agents.   Any Agent may resign as such under the Credit Documents upon ninety (90) days' prior written notice to the Lenders and the Company and the Lead Administrative Agent shall resign in the event its Maximum Commitment shall be less than $25,000,000.00. In addition, in the event any Agent fails to perform its obligations under the Credit Documents in any material manner and fails to correct its performance within thirty (30) days of written notice of such failure of performance given by not less than the Majority Lenders, then such Agent may be removed upon thirty (30) days notice given by not less than the Majority Lenders. If an Agent shall resign or be so removed, then, on or before the effective date of such resignation or removal, the Majority Lenders shall appoint a successor agent reasonably acceptable to the Company or, if the Majority Lenders are unable to agree on the appointment of a successor agent, such Agent shall appoint a successor agent for the Lenders, which successor agent shall be reasonably acceptable to the Company, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term “Documentation Agent,” “Syndication Agent,” “Lead Administrative Agent,” “Co-Administrative Agent,” “Arranger”, or “Co-Arranger,” as applicable, shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. After any Agent’s resignation or removal hereunder, the provisions of this Paragraph 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Credit Documents.

              12(j)      Sharing of Set-Offs.   If following the occurrence and during the continuance of an Event of Default any Lender (a “benefited Lender”) shall at any time receive any payment of all or part of the Obligations held by it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender’s portion of the Obligations, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender’s Obligations, or shall provide such other Lenders with the benefits of such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders in accordance with their respective Primary Percentage Shares; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery but without interest. The Company agrees that each Lender so purchasing a portion of another Lender’s Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         13.      Miscellaneous Provisions.

              13(a)      No Assignment.   The Company may not assign its rights or obligations under the Credit Documents without the prior written consent of one hundred percent (100%) of the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

              13(b)      Amendment. The Credit Documents may not be amended or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders, no amendment or waiver shall:

(1) Waive or amend any term or provision of Paragraphs 4(f), 4(g), 4(h), or 5(d) above, or this Paragraph 13(b);

           (2)      Reduce the principal of, or interest on, the Obligations or any amount of fees payable under this Agreement or extend the required payment date of principal or interest on the Obligations or any fees except as a result of the extension of the Revolving Facility Maturity Date (which reduction shall require only the consent of one hundred percent (100%) of those of the Lenders electing to so extend);

           (3)      Increase the Aggregate Credit Limit above the Aggregate Maximum Credit Limit;

           (4)      Modify any Lender's Primary Percentage Share or Swing Line Percentage Share except modifications resulting from an increase, permanent or temporary, in a Lender’s Maximum Commitment or Swing Line Commitment made as permitted under this Agreement;

           (5)      Modify the definition of "Majority Lenders";

           (6)      Waive or amend any term or provision of any of the Credit Documents concerning indemnification or any right of set-off;

           (7)      Include any Person other than the Lenders signatory hereto as a "Lender" hereunder except as expressly permitted pursuant to Paragraph 14(a) below; or

           (8)      Cancel or terminate the Parent Guaranty or permit the revocation of the Parent Subordination Agreement; or

(9) Cancel or terminate any Subsidiary Guaranty or permit the revocation of any Subsidiary Guarantor Subordination Agreement;

provided, however, that nothing contained herein shall in any manner or to any extent be deemed to supersede any provision of the Credit Documents which expressly designates which Lenders are empowered to modify such provision, including, without limitation, any provision of the Credit Documents which expressly requires the consent of one hundred percent (100%) of the Lenders to any modification thereof. Any amendment or waiver affecting to any material extent the rights of the Swing Line Lenders shall require the prior written consent of one hundred percent (100%) of the Swing Line Lenders. No amendment or waiver shall, unless agreed to in writing by the affected Agent, modify the rights or duties of such Agent. The Lead Administrative Agent shall provide notice and a copy of all amendments to the Credit Documents to all parties to the Credit Documents.

              13(c)      Cumulative Rights; No Waiver.   The rights, powers and remedies of the Lenders hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Lenders, and no single or partial exercise by the Lenders of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies.

              13(d)      Entire Agreement; Severability. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof. All waivers by the Company provided for in the Credit Documents have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of the Credit Documents shall be held invalid or unenforceable, the Credit Documents shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

              13(e)      Survival.   All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

              13(f)      Notices.   All notices given by any party to any of the others shall be in writing (which may be by facsimile transmission), delivered personally, by commercial courier service or by depositing the same in the United States mail, registered, with postage prepaid, addressed to such party at the address set forth on Annex II attached hereto. Any party may change the address to which notices are to be sent by notice of such change to the other party or parties given as provided herein.

              13(g)      Governing Law.   This Agreement shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

              13(h)      Counterparts. This Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

              13(i)      Waiver of Jury Trial.   EACH OF THE PARTIES HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS PARAGRAPH 13(i) AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         14.      Additional Lenders; Assignments and Participations; Increases in Availability.

              14(a)      Addition of New Lender.

(1) Subject to the limitation on the Aggregate Credit Limit set forth in the definition of such term, the Company or any Lender may at any time propose that one or more Eligible Assignees (each, an “Applicant Financial Institution”) become an additional Lender hereunder; provided, however, that each Applicant Financial Institution shall be an Eligible Financial Institution. At such time, the Company or such Lender, as applicable, shall notify the other parties hereto, including the Lead Administrative Agent, of the identity of such Applicant Financial Institution and such Applicant Financial Institution’s proposed Maximum Commitment (which in no event shall be less than $10,000,000.00) and, as applicable, Swing Line Commitment. The addition of any Applicant Financial Institution shall be subject to:

(i) The prior written consent of the Lead Administrative Agent, in its sole and absolute discretion, and, if but only if there shall not have occurred and be continuing an Event of Default or Potential Default, the prior written consent of the Company, such consent not to be unreasonably withheld, and each of which consents shall be affirmatively given in writing to the other parties no later than the tenth day following receipt of request therefor (it being agreed and understood that if such written consent is not so provided, the consent shall automatically be deemed to have been withheld); and

(ii) Delivery of each of the items and the occurrence of each of the events described in subparagraph (2) below.

(2) Assuming delivery of the consent of the Company and/or Lead Administrative Agent as required pursuant to subparagraph (1)(i) above, the Lead Administrative Agent, the Company and, if such Applicant Financial Institution will be acquiring a portion of an existing Lender’s Maximum Commitment by way of assignment from such existing Lender, such existing Lender, shall mutually agree on the Adjustment Date on which such Applicant Financial Institution shall become a party hereto and a Lender hereunder. On such Adjustment Date:

(i) The Lead Administrative Agent shall deliver to the Company and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date, reflecting the inclusion of such Applicant Financial Institution as a party hereto and a Lender hereunder.

           (ii)      No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, such Applicant Financial Institution shall pay to the Lead Administrative Agent an amount equal to such Applicant Financial Institution’s Primary Percentage Share of Primary Loans outstanding and, as applicable, Swing Line Percentage Share of Swing Loans outstanding. If such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Lead Administrative Agent shall thereupon remit to the Lenders, as applicable, their shares of such funds. If such Applicant Financial Institution is acquiring a portion of an existing Lender’s outstanding Primary Loans, the Lead Administrative Agent shall thereupon remit such funds to the assigning Lender. Following such Adjustment Date, fees and interest accrued on the Obligations to but not including such Adjustment Date shall be payable to the Lenders in accordance with their respective Primary Percentage Shares and Swing Line Percentage Shares prior to such Adjustment Date before giving effect to the readjustment thereof pursuant to the Commitment Schedule provided by the Company on such Adjustment Date.

           (iii)      If such Applicant Financial Institution is acquiring a portion of an existing Lender’s Maximum Commitment by way of assignment from such existing Lender, the Lead Administrative Agent, the Company, the assigning Lender and the Applicant Financial Institution shall execute and deliver an Assignment Agreement, or if such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Lead Administrative Agent, the Company and the Applicant Financial Institution shall execute and deliver an Additional Lender Agreement, either of which Assignment Agreement or Additional Lender Agreement shall constitute an amendment to this Agreement to the extent necessary to reflect the inclusion of the Applicant Financial Institution as a Lender hereunder.

(iv) The Applicant Financial Institution shall pay to the Lead Administrative Agent a registration fee of $3,500.00.

Subject to the requirements described above, the Applicant Financial Institution shall become a party hereto and a Lender hereunder and shall be entitled to all rights, benefits and privileges accorded a Lender under the Credit Documents and shall be subject to all obligations of a Lender under the Credit Documents.

              14(b)      Assignments Among Existing Lenders.   Any Lender may at any time, but subject to receipt by the Lead Administrative Agent of a registration fee of $3,500.00, agree to assign a portion of such Lender’s Maximum Commitment to a Transferee Lender. In such event the Lender and the Transferee Lender shall so notify the Lead Administrative Agent and the Company of the Adjustment Date on which such assignment is to be effective. On such Adjustment Date:

(1) The Company shall deliver to the Lead Administrative Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date reflecting the assignment.

           (2)      The Lead Administrative Agent, the Company, the assigning Lender and the Transferee Lender shall execute and deliver an Assignment Agreement, which shall constitute an amendment to this Agreement to the extent necessary to reflect such transfer.

(3) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, the Transferee Lender shall pay to the Lead Administrative Agent an amount equal to, as applicable, such Transferee Lender’s Primary Percentage Share of Primary Loans and Swing Line Percentage Share of Swing Loans outstanding in excess of such Transferee Lender’s previous Primary Percentage Share and, as applicable, Swing Line Percentage Share thereof. The Lead Administrative Agent shall thereupon remit to the transferring Lender the amount thereof.

              14(c)      Minimum Loan Commitment.   Notwithstanding anything to the contrary contained herein, the inclusion of any Applicant Financial Institution as a Lender hereunder pursuant to Paragraph 14(a) above and the assignment by a Lender of a portion of such Lender's Maximum Commitment to a Transferee Lender pursuant to Paragraph 14(b) above shall be subject to the following restrictions:

(1) If an Applicant Financial Institution is acquiring a portion of an existing Lender's Maximum Commitment by way of an assignment from such existing Lender, then following the consummation of the contemplated assignment and after giving effect to any other assignments occurring on the related Adjustment Date, such existing Lender must continue to hold a Maximum Commitment of not less than $10,000,000.00 and such Applicant Financial Institution must hold a Maximum Commitment of not less than $10,000,000.00;

(2) If an existing Lender is assigning a portion of its Maximum Commitment to a Transferee Lender, then following the consummation of the contemplated assignment and after giving effect to any other assignments occurring on the related Adjustment Date, such existing Lender shall continue to hold a Maximum Commitment of not less than $10,000,000.00 following the consummation of the contemplated assignment.

There shall be no minimum hold requirement in the event that an existing Lender is assigning one hundred percent (100%) of its Maximum Commitment.

              14(d)      Sub-Participations by Lenders.   Any Lender may at any time sell participating interests in any of the Obligations held by such Lender and its commitments hereunder; provided, however, that:

(1) No participation contemplated by this Paragraph 14(d) shall relieve such Lender from its obligations hereunder or under any other Credit Document;

           (2)      Such Lender shall remain solely responsible for the performance of such obligations;

           (3)      The Company, the Lead Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Credit Documents;

           (4)      The participation agreement between such Lender and the Person purchasing such participation interest (a “Participant”) shall provide that: (i) the participation interest of the Participant is an undivided interest in such Lender’s Maximum Commitment, and (ii) the sole voting rights of the Participant are with respect to those items on which such Lender is entitled to vote pursuant to Paragraphs 13(b)(2), 13(b)(4), 13(b)(8) and 13(b)(9) above;

           (5)      Each such participation shall be in the minimum amount of $5,000,000.00 and after giving effect to any participation permitted by this Paragraph 14(d), the portion of such Lender’s Aggregate Maximum Commitment not subject to any participation shall not be less than $25,000,000.00; and

(6) Such Lender shall not enter into participation agreements with more than two Participants for each $25,000,000.00 of the Maximum Commitment held by such Lender.

The Company acknowledges and agrees that each Participant shall be considered a Lender for purposes of Paragraphs 4(e), 4(f), 4(g) and 5(l) above; provided, however, that in no event shall any Participant be entitled to receive any payment or compensation in excess of that to which such Participant’s selling Lender would be entitled with respect to the participation interest held by such Participant if such Lender had not sold any participation interest to such Participant.

              14(e)      Federal Reserve Bank.   Notwithstanding the provisions of Paragraphs 14(a) and 14(b) above, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank.

              14(f)      Increases in Availability.   From time to time the Company and any Lender (an "Increasing Lender") may agree, with the prior written consent of the Lead Administrative Agent, to permanently or temporarily increase such Lender’s Maximum Commitment and Primary Percentage Share, the dollar amount of any such increase to be, subject to the Maximum Aggregate Credit Limit limitation, in the minimum dollar amount of $5,000,000.00 and integral multiples of $5,000,000.00 in excess thereof. The Company and the Increasing Lender shall agree on the Adjustment Date for said increase and, if the increase is a temporary rather than permanent increase, the date on which said increase shall terminate (the “Temporary Increase Termination Date”). The Lead Administrative Agent shall deliver to the Company and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date. On the Temporary Increase Termination Date the aggregate amount of such Increasing Lender’s Primary Percentage Share of outstanding Primary Loans in excess of its Maximum Commitment after giving effect to the termination of the subject increase shall, if but only if at such Temporary Increase Termination Date there does not exist an Event of Default or Potential Default, be payable in full. If at the Temporary Increase Termination Date there exists an Event of Default or Potential Default, the temporary increase of the Increasing Lender shall continue in effect and, unless otherwise agreed by one hundred percent (100%) of the Lenders, shall be treated thereafter as a permanent increase in said Increasing Lender’s Maximum Commitment.

              14(g)      Provision of Information; Confidentiality.   The Company hereby acknowledges and agrees that in connection with the proposed assignment or subparticipation by a Lender of its interest in the Obligations, such Lender may disclose to prospective assignees and Participants any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such prospective assignees and Participants on a confidential basis.

[Signature pages following]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC., a New York corporation By________________________________________ Name______________________________________ Title_____________________________________

ROYAL BANK OF CANADA,
as Lead Administrative Agent

By________________________________________
Name______________________________________
Title_____________________________________

ROYAL BANK OF CANADA, as Arranger,
a Swing Line Lender and a Lender

By________________________________________
Name______________________________________
Title_____________________________________

Lloyds TSB Bank plc, as Co-Administrative Agent,
a Co-Arranger, a Swing Line Lender and a Lender

By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

CREDIT LYONNAIS NEW YORK BRANCH, as
Syndication Agent, a Co-Arranger,
a Swing Line Lender and a Lender

By________________________________________
Name______________________________________
Title_____________________________________

COMMERZBANK AG, NEW YORK BRANCH, as
Documentation Agent, a Co-Arranger, a Swing Line
Lender and a Lender

By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

BARCLAYS BANK PLC, as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

BNP PARIBAS, as a Lender
By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

CITICORP USA, INC., as a Lender
By________________________________________
Name______________________________________
Title_____________________________________

CREDIT SUISSE FIRST BOSTON, CAYMAN
ISLANDS BRANCH, as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

DRESDNER BANK AG, NEW YORK AND GRAND
CAYMAN BRANCHES, as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

LEHMAN COMMERCIAL PAPER INC., as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

UBS AG, STAMFORD BRANCH, as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

WESTDEUTSCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH, as a Lender

By________________________________________
Name______________________________________
Title_____________________________________

By________________________________________
Name______________________________________
Title_____________________________________

SCHEDULES AND ANNEXES

Schedule 8(e) Schedule 8(h) Annex I Annex II	Schedule of Material Litigation Schedule of Subsidiaries Glossary Schedule of Addresses

Schedule 8(e)

MATERIAL LITIGATION

None

Schedule 8(h)

SCHEDULE OF SUBSIDIARIES

COUNTRYWIDE CREDIT INDUSTRIES
List of Subsidiaries *

      -------------------------------------------------------------------- --------------------------------- ------------------------
      Entity                                                               Entity Type                       State of Incorporation
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      AWL of Massachusetts, Inc.                                           Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CHL Transfer Corp.                                                   Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Continental Mobile Home Brokerage Corporation                        Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Agency of New York, Inc.                                 Corporation                       New York
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Aircraft Corporation                                     Corporation                       Oregon
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Asset Management Corp                                    Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Capital I                                                Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Capital II                                               Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Capital III                                              Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Capital Markets, Inc.                                    Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Document Services, Inc.                                  Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Field Services Corporation                               Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide General Agency of Texas, Inc.                            Corporation                       Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide GP, Inc. (partners of Countrywide Home Loans LP)         Corporation                       Nevada
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Home Loans of Minnesota, Inc.                            Corporation                       Minnesota
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Home Loans of New Mexico, Inc.                           Corporation                       New Mexico
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Home Loans of Tennessee, Inc.                            Corporation                       Tennessee
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Home Loans of Texas, Inc.                                Corporation                       Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Home Loans, Inc.                                         Corporation                       New York
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Insurance Agency of Massachusetts, Inc.                  Corporation                       Massachusetts
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Insurance Agency of Ohio, Inc.(wholly owned subsidiary   Corporation                       Ohio
      of CAO)
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Insurance Services of Texas, Inc.                        Corporation                       Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Insurance Services, Inc.                                 Corporation                       Arizona
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Insurance Services, Inc.                                 Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Lending Corporation                                      Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide LP, Inc. (partners of Countrywide Home Loans LP)         Corporation                       Nevada
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Management Corporation                                   Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Mortgage Ventures, LLC                                   Limited Liability Company         Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Parks I, Inc. (Pecan Plantation)                         Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Parks V, Inc. (Paradise Village)                         Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Parks VI, Inc. (Quail Run)                               Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Parks VII, Inc. (Allison Acres)                          Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Parks VIII, Inc. (Northwest Pines)                       Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Partnership Investments, Inc.                            Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Realty Partners Incorporated                             Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Securities Corporation                                   Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Servicing Exchange                                       Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Tax Services Corporation                                 Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CTC Real Estate Services                                             Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CWABS, Inc.                                                          Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CWHL Funding Corp.                                                   Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CWIBH, Inc.                                                          Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CWMBS, Inc.                                                          Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CWRBS, Inc.                                                          Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CW Securities Holdings, Inc.                                         Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Directnet Insurance Agency, Inc.                                     Corporation                       New York
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Full Spectrum Lending, Inc.                                          Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      HomeSafe Termite Inspection, Inc.                                    Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Appraisal Services, Inc.                                    Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Credit, Inc.                                                Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Flood Determination, Inc.                                   Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Home Inspection Services, Inc.                              Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe, Inc.                                                       Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Real Estate Partnership Services, Inc.                      Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Services, Inc.                                              Corporation                       Pennsylvania
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Services of Alabama, Inc.                                   Corporation                       Alabama
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Servicing, Inc.                                             Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title Agency, Inc.                                          Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title Agency of New York, Inc.                              Corporation                       New York
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title Agency of Ohio, Inc.                                  Corporation                       Ohio
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of California, Inc.                                   Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Florida, Inc.                                      Corporation                       Florida
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Illinois, Inc.                                     Corporation                       Illinois
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Indiana, Inc.                                      Corporation                       Indiana
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Maryland, Inc.                                     Corporation                       Maryland
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Michigan, Inc.                                     Corporation                       Michigan
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Nevada, Inc.                                       Corporation                       Nevada
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Texas, Inc.                                        Corporation                       Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      LandSafe Title of Washington, Inc.                                   Corporation                       Washington
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Second Charter Reinsurance Company                                   Corporation                       Vermont
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Third Charter Reinsurance Company                                    Corporation                       Illinois
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      The Countrywide Foundation (a non-profit corp.)                      Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Direct Marketing, Inc.                                        Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Insurance Group, Inc.                                         Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Insurance Company                                             Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Meritplan Insurance Company                                          Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Newport Insurance Company                                            Corporation                       Arizona
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Insurance Automation Corporation                                     Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Life & Casualty LLC                                           Limited Liability Company         Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Life Insurance Company of New York                            Corporation                       New York
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Life Insurance Company                                        Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Lloyds Insurance Company                                      Corporation                       Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Balboa Texas Institutional Group, Inc.                               Corporation                       Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Newport Management Corporation                                       Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Home Loans Servicing LP1                                 Limited Partnership               Texas
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide International Consulting Services                        Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide International GP Holdings, LLC                           Limited Liability Company         Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide International Holdings, Inc.                             Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide International Technology Holding Limited                 Company                           Guernsey
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Investment Services, Inc.                                Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide JV Technology Holdings Limited                           Company                           Guernsey
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CCM International , Limited                                          Company                           UK
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CWTechSolutions Limited                                              Company                           UK
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      CW(UK) Services Limited                                              Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Warehouse Lending                                        Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Financial Holding Company, Inc                           Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      DynamicDox.com                                                       Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Effinity Financial Corporation                                       Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Countrywide Insurance Services of Alabama, Inc.                      Corporation                       Alabama
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Directnet Insurance Agency of Alabama, Inc.                          Corporation                       Alabama
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Directnet Insurance Agency of Arizona, Inc.                          Corporation                       Arizona
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Directnet Insurance Agency of Massachusetts, Inc.                    Corporation                       Massachusetts
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GHL Mortgage Originations Limited                                    Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GHL Mortgage Services Limited                                        Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GHL Payment Transmission Limited                                     Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GHL Services Limited                                                 Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GHL Technology Limited Partnership                                   Limited Partnership               English
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Global Home Loans Limited                                            Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GlobaLoans International Technology Limited Partnership              Limited Partnership               English
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      GlobaLoans JV Limited Partnership                                    Limited Partnership               English
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      HLTV Securitization Corporation                                      Corporation                       Delaware
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Treasury Bank, National Association                                  Federal Charter                   Federal
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      Trusite Real Estate Services Inc.                                    Corporation                       California
      -------------------------------------------------------------------- --------------------------------- ------------------------
      -------------------------------------------------------------------- --------------------------------- ------------------------
      UKValuation Limited                                                  Company                           United Kingdom
      -------------------------------------------------------------------- --------------------------------- ------------------------
  * All subsidiary companies listed above are 100% wholly owned directly or indirectly by Countrywide Credit Industries, Inc.
  1 Subsidiary Guarantor

COUNTRYWIDE HOME LOANS, INC.
List of Subsidiaries *

--------------------------------------------------------------------------- --------------------------------- -----------------------
Entity                                                                      Entity Type                       State of Incorporation
--------------------------------------------------------------------------- --------------------------------- -----------------------
--------------------------------------------------------------------------- --------------------------------- -----------------------
Countrywide Home Loans of New Mexico                                        Corporation                       New Mexico
--------------------------------------------------------------------------- --------------------------------- -----------------------
--------------------------------------------------------------------------- --------------------------------- -----------------------
Countrywide Home Loans Servicing LP1                                        Limited Partnership               Delaware
--------------------------------------------------------------------------- --------------------------------- -----------------------
--------------------------------------------------------------------------- --------------------------------- -----------------------
Countrywide GP, Inc.                                                        Corporation                       Nevada
--------------------------------------------------------------------------- --------------------------------- -----------------------
--------------------------------------------------------------------------- --------------------------------- -----------------------
Countrywide LP, Inc.                                                        Corporation                       Nevada
--------------------------------------------------------------------------- --------------------------------- -----------------------
--------------------------------------------------------------------------- --------------------------------- -----------------------
Countrywide Warehouse Lending                                               Corporation                       California
--------------------------------------------------------------------------- --------------------------------- -----------------------
  * All subsidiary companies listed above are 100% wholly owned directly or indirectly by Countrywide Credit Industries, Inc.
  1 Subsidiary Guarantor

CREDIT AGREEMENT

By and Among

COUNTRYWIDE HOME LOANS, INC.

and

ROYAL BANK OF CANADA
as Lead Administrative Agent and Arranger

LLOYDS TSB BANK PLC
as Co-Administrative Agent and a Co-Arranger

CREDIT LYONNAIS NEW YORK BRANCH
as Syndication Agent and a Co-Arranger

COMMERZBANK AG, NEW YORK BRANCH
as Documentation Agent and a Co-Arranger

and

THE LENDERS PARTY THERETO

February 27, 2002

TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----

RECITALS..........................................................................................................1
--------
AGREEMENT.........................................................................................................1
---------

   1.             Credit Facilities...............................................................................1
         1(a)     Primary Facility................................................................................1
                  ----------------
         1(b)     Swing Loan Facility.............................................................................2
                  -------------------
         1(c)     Negotiated Loan Facility........................................................................3
                  ------------------------

   2.             Requests for Loans; Funding.....................................................................4
         2(a)     Requests for Loans..............................................................................4
                  ------------------
         2(b)     Funding of Loans................................................................................4
                  ----------------
         2(c)     Funding Method..................................................................................5
                  --------------

   3.             Payment of Principal; Prepayments...............................................................5
         3(a)     Required Principal Payments.....................................................................5
                  ---------------------------
         3(b)     Prepayments.....................................................................................5
                  -----------
         3(c)     Primary Facility Term-Out Provisions............................................................5
                  ------------------------------------

   4.             Calculation and Payment of Interest; Related Provisions.........................................7
         4(a)     Interest on Primary Loans.......................................................................7
                  -------------------------
         4(b)     Interest on Swing Loans.........................................................................8
                  -----------------------
         4(c)     Interest on Negotiated Loans....................................................................8
                  ----------------------------
         4(d)     Payment of Interest.............................................................................8
                  -------------------
         4(e)     Inability to Determine Rate.....................................................................8
                  ---------------------------
         4(f)     Funding Indemnification.........................................................................9
                  -----------------------
         4(g)     Illegality; Impracticality......................................................................9
                  --------------------------
         4(h)     Requirements of Law; Increased Costs...........................................................10
                  ------------------------------------
         4(i)     Taxes..........................................................................................10
                  -----
         4(j)     Buy-Down Provisions............................................................................13
                  -------------------
         4(k)     Obligation of Lenders to Mitigate; Replacement of Lenders......................................13
                  ---------------------------------------------------------

   5.             Miscellaneous Lending Provisions...............................................................14
         5(a)     Use of Proceeds................................................................................14
                  ---------------
         5(b)     Assumption of Funding/Purchase.................................................................14
                  ------------------------------
         5(c)     Evidence of Indebtedness.......................................................................15
                  ------------------------
         5(d)     Interest and Fee Billing and Payment...........................................................15
                  ------------------------------------
         5(e)     Nature and Place of Payments...................................................................16
                  ----------------------------
         5(f)     Post-Default Interest..........................................................................17
                  ---------------------
         5(g)     Computations...................................................................................17
                  ------------
         5(h)     Disbursement of Payments Received..............................................................17
                  ---------------------------------
         5(i)     Fees...........................................................................................18
                  ----
         5(j)     Wire Transfers of Funds........................................................................18
                  -----------------------
         5(k)     Reduction in Aggregate Credit Limit............................................................18
                  -----------------------------------
         5(l)     Capital Requirements...........................................................................18
                  --------------------

   6.             Guaranties; Subordinations; Additional Documents...............................................19
         6(a)     Guaranties and Subordination Agreements........................................................19
                  ---------------------------------------
         6(b)     Further Documents..............................................................................19
                  -----------------

   7.             Conditions Precedent...........................................................................19
         7(a)     Effective Date.................................................................................19
                  --------------
         7(b)     All Loans......................................................................................21
                  ---------
         7(c)     Extension of Revolving Facility Maturity Date..................................................22
                  ---------------------------------------------

   8.             Representations and Warranties of the Company..................................................23
                  ---------------------------------------------
         8(a)     Financial Condition............................................................................23
                  -------------------
         8(b)     Corporate Existence; Compliance with Law.......................................................23
                  ----------------------------------------
         8(c)     Power; Authorization; Enforceable..............................................................24
                  ---------------------------------
         8(d)     No Legal Bar...................................................................................24
                  ------------
         8(e)     No Material Litigation.........................................................................24
                  ----------------------
         8(f)     Taxes..........................................................................................24
                  -----
         8(g)     Investment Company Act.........................................................................24
                  ----------------------
         8(h)     Subsidiaries...................................................................................25
                  ------------
         8(i)     Federal Reserve Board Regulations..............................................................25
                  ---------------------------------
         8(j)     ERISA..........................................................................................25
                  -----
         8(k)     Assets.........................................................................................25
                  ------
         8(l)     Consents, etc..................................................................................25
                  --------------

   9.             Affirmative Covenants..........................................................................25
                  ---------------------
         9(a)     Financial Statements...........................................................................26
                  --------------------
         9(b)     Certificates; Reports; Other Information.......................................................27
                  ----------------------------------------
         9(c)     Payment of Indebtedness........................................................................27
                  -----------------------
         9(d)     Maintenance of Existence and Properties........................................................28
                  ---------------------------------------
         9(e)     Inspection of Property; Books and Records; Discussions.........................................28
                  ------------------------------------------------------
         9(f)     Notices........................................................................................28
                  -------
         9(g)     Expenses.......................................................................................29
                  --------
         9(h)     Credit Documents...............................................................................29
                  ----------------
         9(i)     Insurance......................................................................................29
                  ---------
         9(j)     Hedging Program................................................................................29
                  ---------------
         9(k)     Compliance with Laws...........................................................................29
                  --------------------
         9(l)     Taxes..........................................................................................30
                  -----
         9(m)     Indemnification................................................................................30
                  ---------------

   10.            Negative Covenants.............................................................................30
                  ------------------
         10(a)    Liens..........................................................................................30
                  -----
         10(b)    Indebtedness...................................................................................32
                  ------------
         10(c)    Consolidation and Merger.......................................................................32
                  ------------------------
         10(d)    Acquisitions...................................................................................32
                  ------------
         10(e)    Payment of Dividends...........................................................................32
                  --------------------
         10(f)    Purchase or Retirement of Stock................................................................32
                  -------------------------------
         10(g)    Investments; Advances; Receivables.............................................................32
                  ----------------------------------
         10(h)    Sale of Assets.................................................................................33
                  --------------
         10(i)    Minimum Net Worth..............................................................................34
                  -----------------
         10(j)    Maximum Total Debt.............................................................................34
                  ------------------

   11.            Events of Default..............................................................................35
                  -----------------

   12.            Agency Provisions..............................................................................37
                  -----------------
         12(a)    Appointment....................................................................................37
                  -----------
         12(b)    Delegation of Duties...........................................................................38
                  --------------------
         12(c)    Exculpatory Provisions.........................................................................38
                  ----------------------
         12(d)    Reliance by Agent..............................................................................38
                  -----------------
         12(e)    Notice of Default; Agreement to Advance........................................................39
                  ---------------------------------------
         12(f)    Non-Reliance on Agent and Other Lenders........................................................39
                  ---------------------------------------
         12(g)    Indemnification................................................................................40
                  ---------------
         12(h)    Agent in Its Individual Capacity...............................................................40
                  --------------------------------
         12(i)    Successor Agents...............................................................................40
                  ----------------
         12(j)    Sharing of Set-Offs............................................................................41
                  -------------------

   13.            Miscellaneous Provisions.......................................................................41
         13(a)    No Assignment..................................................................................41
                  -------------
         13(b)    Amendment......................................................................................41
                  ---------
         13(c)    Cumulative Rights; No Waiver...................................................................42
                  ----------------------------
         13(d)    Entire Agreement; Severability.................................................................43
                  ------------------------------
         13(e)    Survival.......................................................................................43
                  --------
         13(f)    Notices........................................................................................43
                  -------
         13(g)    Governing Law..................................................................................43
                  -------------
         13(h)    Counterparts...................................................................................43
                  ------------
         13(i)    Waiver of Jury Trial...........................................................................43
                  --------------------

   14.            Additional Lenders; Assignments and Participations; Increases in Availability..................44
         14(a)    Addition of New Lender.........................................................................44
                  ----------------------
         14(b)    Assignments Among Existing Lenders.............................................................45
                  ----------------------------------
         14(c)    Minimum Loan Commitment........................................................................46
                  -----------------------
         14(d)    Sub-Participations by Lenders..................................................................46
                  -----------------------------
         14(e)    Federal Reserve Bank...........................................................................47
                  --------------------
         14(f)    Increases in Availability......................................................................47
                  -------------------------
         14(g)    Provision of Information; Confidentiality......................................................48
                  -----------------------------------------

ANNEX I: GLOSSARY

         For purposes of the Credit Documents (as defined herein), the terms set forth below shall have the following meanings:

         "Additional Commitment Negotiated Loan" shall mean a Negotiated Loan which the Company and the Lender funding such Negotiated Loan have agreed, as evidenced by written notice to such effect given to the Lead Administrative Agent by the Company and the Lender funding such Negotiated Loan prior to the funding of such Negotiated Loan as required pursuant to Paragraph 1(c)(1) of the Agreement, will not reduce to any extent availability under such Lender's Maximum Commitment.

         "Additional Commitment Negotiated Loan Percentage Share" shall mean at any date for any Lender holding outstanding Additional Commitment Negotiated Loans, that percentage which: (a) the aggregate dollar amount of outstanding Additional Commitment Negotiated Loans held by such Lender bears to (b) the aggregate dollar amount of all outstanding Additional Commitment Negotiated Loans.

         "Additional Lender Agreement" shall mean an agreement in the form of that attached hereto as Glossary Exhibit A.

         "Adjustment Date" shall mean that date as of which an Applicant Financial Institution becomes a "Lender" or an existing Lender takes all of or a portion of another existing Lender's Maximum Commitment under the Credit Documents, or otherwise increases its Maximum Commitment, as provided therein.

         "Advance" shall have the meaning given such term in Paragraph 10(g) of the Agreement.

         "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. "Control" as used herein means the power to direct the management and policies of a Person.

         "Agents" shall mean, collectively and severally, the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, and the Co-Arrangers.

         "Aggregate Credit Limit" shall mean at any date the sum (not to exceed the Aggregate Maximum Credit Limit) of the Maximum Commitments of the Lenders, with the "Aggregate Credit Limit" at the Effective Date set forth on the initial Commitment Schedule attached hereto as Glossary Annex 1.

         "Aggregate Maximum Credit Limit" shall mean $3,000,000,000.00, as such amount may be increased from time to time by written consent of the Company, the Lead Administrative Agent and one hundred percent (100%) of the Lenders.

         "Aggregate Swing Line Commitment" shall mean at any date the sum (not to exceed $200,000,000.00) of the Swing Line Commitments of the Swing Line Lenders, with the "Aggregate Swing Line Commitment" at the Effective Date set forth on the initial Commitment Schedule attached hereto as Glossary Annex 1.

         "Agreement" shall mean that certain Credit Agreement dated as of February 27, 2002 by and among the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, the Lenders and the Company, as the same may be amended, extended or replaced from time to time.

         "Alternate Base Rate" shall mean on any date the greater of: (a) the rate announced by the Lead Administrative Agent from time to time as its "prime rate," with any change in the prime rate to be effective on and as of the date of such change, and (b) the Federal Funds Effective Rate plus one half of one percent (0.50%).

         "Applicable Eurodollar Rate" shall mean with respect to any Eurodollar Interest Period, the rate per annum (rounded upward, if necessary, to the next higher one one hundredth of one percent (.01%)) calculated in accordance with the following formula:

                           Applicable Eurodollar Rate =    ER    + PS
                                                        --------
                                            .........          1-RR
                  where
                           ER  =  Eurodollar Rate
                           RR  =  Reserve Requirement
                           PS  =  Pricing Spread

         "Applicable Facility Fee Factor" shall be, if on the day of such determination the Company's long term unsecured debt rating is: (1) at least "A+" with S&P or "A1" with Moody's, 0.07%; (2) at least "A" with S&P or "A2" with Moody's, 0.08%; (3) at least "A-" with S&P or "A3" with Moody's, 0.10%; (4) at least "BBB+" with S&P or "Baa1" with Moody's, 0.125%; (5) at least "BBB" with S&P or "Baa2" with Moody's, 0.175% and (6) below "BBB" with S&P and "Baa2" with Moody's, 0.225%; provided, however, that if on any day for whatever reason the Company's long term unsecured debt rating is not available from S&P or Moody's or is not otherwise determinable hereunder (including, without limitation, by reference to an alternate rating agency of recognized standing), the Applicable Facility Fee Factor shall be deemed to be 0.225%.

         "Applicable Federal Funds Rate" shall mean on any date a rate per annum equal to the Federal Funds Effective Rate plus the Pricing Spread.

         "Applicable Financial Test Date" shall mean for each of the Company and the Parent, the last day of each fiscal quarter of such Person.

         "Applicant Financial Institution" shall mean a financial institution proposed for inclusion as a "Lender" under the Credit Documents by the Company or by an existing Lender thereunder.

         "Assignment Agreement" shall mean an agreement in the form of Glossary Exhibit B attached hereto.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Los Angeles, California, New York, New York or Dallas, Texas are authorized or required to close.

         "Buy-Down Agreement" shall mean a written agreement between the Company and a Lender setting forth the terms and conditions under which such Lender has agreed to credit against interest otherwise payable to such Lender on account of Loans outstanding hereunder certain amounts calculated based upon Buy-Down Deposits maintained by the Company with such Lender.

         "Buy-Down Deposits" shall mean those free collected balances maintained in non-interest bearing accounts in the name of the Company (or held by the Company in trust for third parties) with a Lender (after deducting float and balances required by such Lender under its normal practices to compensate such Lender for the maintenance of such accounts and taking into consideration reserve requirements (including but not limited to any FDIC premium) applicable to such accounts) and which balances are not included in determining "Buy-Down Deposits" or other similar classification under any other credit arrangements between such Lender and the Company.

         "Buy-Down Lender" shall have the meaning given such term in Paragraph 4(j) of the Agreement.

         "Buy-Down Rate" shall mean such interest rate as a Buy-Down Lender and the Company may agree in writing from time to time.

         "Buy-Down Rate Loan" shall have the meaning given such term in Paragraph 4(j) of the Agreement.

         "Cash" shall mean at any date the dollar amount of "Cash" of the Company and its Subsidiaries set forth in the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date, prepared in accordance with GAAP.

         "Claims" shall have the meaning given such term in Paragraph 9(n) of the Agreement.

         "Closing Certificate" shall mean: (a) with respect to the Company, a certificate in the form of Glossary Exhibit C-1 attached hereto, and (b) with respect to the Parent, a certificate in the form of Glossary Exhibit C-2 attached hereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Commitment Schedule" shall mean a schedule setting forth: (a) the current Aggregate Maximum Credit Limit, Aggregate Credit Limit, and Aggregate Swing Line Commitment, and (b) for each Lender, such Lender's Maximum Commitment, Primary Percentage Share and if applicable, Swing Line Commitment and Swing Line Percentage Share, as such schedule may be modified from time to time consistent with the Credit Documents, with the Commitment Schedule in effect at the Effective Date being attached hereto as Glossary Annex 1.

         "Commonly Controlled Entity" of a Person shall mean another Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Code.

         "Contact Office" shall mean the office of the Lead Administrative Agent as announced by the Lead Administrative Agent from time to time.

         "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Covenant Compliance Certificate" shall mean: (a) with respect to the Company, a certificate in the form of Glossary Exhibit D-1 attached hereto, and (b) with respect to the Parent, a certificate in the form of Glossary Exhibit D-2 attached hereto.

         "CPN" shall mean a commercial paper note issued by the Company in the ordinary course of business.

         "Credit Documents" shall mean the Agreement, the Parent Guaranty, the Parent Subordination Agreement, each Subsidiary Guaranty, each Subsidiary Guarantor Subordination Agreement, and each other document, instrument or agreement executed by the Company or the Parent in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time, and with reference to any individual "Credit Document" being deemed automatically to be a reference to such Credit Document as so amended, extended or replaced.

         "Deferred Commitment Fees" shall mean refundable and non-refundable fees paid by consumers to the Company and its Subsidiaries for mortgages not yet closed with the dollar amount of such fees set forth as "Deferred Commitment Fees" set forth in the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date, prepared in accordance with GAAP.

         "Double Level Subordinated Parent Debt" shall mean Indebtedness of the Company to the Parent which is subject to the Parent Subordination Agreement and which constituted an advance from the Parent to the Company or investment by the Parent in the Company from funds of the Parent obtained through Subordinated Parent Borrowings.

         "Effective Date" shall mean the date each of the conditions set forth in Paragraph 7(a) of the Agreement is satisfied.

         "Eligible Financial Institution" shall mean any of the following:

              (a)      A commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000.00;

              (b)      A commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the “OECD”), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000.00 (provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD;

              (c)      A Person that is engaged in the business of commercial banking and that is: (1) a Subsidiary of a Lender, (2) a Subsidiary of a Person of which a Lender is a Subsidiary, or (3) a Person of which a Lender is a Subsidiary;

              (d)      An insurance company, mutual fund or other financial institution organized under the laws of the United States, any state thereof, any other country which is a member of the OECD or a political subdivision of any such country which in vests in bank loans and has a net worth of $500,000,000.00; and

              (e)      Any fund (other than a mutual fund) which invests in bank loans and whose assets exceed $100,000,000.00;

provided, however, that no Person shall be an “Eligible Financial Institution” unless at the time of the proposed assignment to such Person: (i) such Person is able to make Loans in U.S. dollars, and (ii) such Person is exempt from withholding of tax on interest and is able to delivery the documents related thereto pursuant to Paragraph 4(i)(2) of the Agreement.

         "Eligible Mortgage Assets" shall mean the dollar amount of Mortgage Loans and MBS Held for Sale owned by the Company set forth in the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date, prepared in accordance with GAAP, but excluding, in any event: (a) Mortgage Loans and Mortgage-Backed Securities which are subject to a Lien, (b) Mortgage Loans secured by properties which are not 1-4 unit residential properties, and (c) Mortgage Loans deemed to be unsaleable by the Company.

         "Eligible Servicing Portfolio" shall mean that portion of the Company's or any Subsidiary Guarantor's servicing portfolio consisting of Servicing Contracts as to which each of the following statements is accurate and complete:

              (a)      Each such Servicing Contract provides for the servicing by the Company or such Subsidiary Guarantor of Mortgage Loans owned by FNMA, FHLMC or GNMA and/or the servicing by the Company or such Subsidiary Guarantor of Mortgage Loans in pools underlying Mortgage-Backed Securities (including, without limitation, participation certificates) issued or guaranteed by FNMA, FHLMC or GNMA;

              (b)      Each such Servicing Contract is in full force and effect and there does not exist any fact or circumstance that would entitle FNMA, FHLMC or GNMA, as applicable, to

              (c)      The servicing obligations under each such Servicing Contract are being performed, on a non-recourse basis, directly by the Company or such Subsidiary Guarantor.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

         "Eurodollar Business Day" shall mean a Business Day upon which commercial banks in London, England are open for domestic and international business.

         "Eurodollar Interest Period" shall mean the period of time commencing on the date as of which the Company has elected certain Primary Loans to be Eurodollar Loans and ending 1, 2, 3, or 6 months thereafter (as designated by the Company in the related Loan Request, Interest Rate Election and Payoff Notice); provided, however, that (a) any Eurodollar Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any Eurodollar Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Interest Period is to end shall, subject to the provisions of clause (a) hereof, end on the last day of such calendar month; (c) no Eurodollar Interest Period for a Primary Loan which is a Eurodollar Loan shall extend beyond the Revolving Facility Maturity Date, and (d) no Eurodollar Interest Period for any portion of the Term Loan being maintained as a Eurodollar Loan shall extend beyond the Final Maturity Date.

         "Eurodollar Loans" shall mean Primary Loans at such time as they are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

         "Eurodollar Rate" shall mean with respect to any Eurodollar Interest Period, the rate per annum equal to the rate set forth at Telerate Page 3750 at approximately 11:00 a.m. London time two Eurodollar Business Days prior to the first day of such Eurodollar Interest Period for deposits in dollars in an amount equal to the aggregate amount of Loans proposed to be subject to such rate during such Eurodollar Interest Period and for a period of time equal to such Eurodollar Interest Period; provided, however, that if such information is not available on Telerate the "Eurodollar Rate" shall be determined from information supplied to the Lead Administrative Agent by a nationally recognized reporting service for similar information acceptable to the Lead Administrative Agent.

         "Event of Default" shall have the meaning given such term in Paragraph 11 of the Agreement.

         "Existing Credit Agreement" shall have the meaning given such term in Recital A of the Agreement.

         "Existing Lender" shall have the meaning given such term in Recital A of the Agreement.

         "Federal Funds Effective Rate" shall mean for any day an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 8:00 a.m. (Los Angeles time) on such day on such transactions received by the Lead Administrative Agent from three Federal funds brokers of recognized standing selected by the Lead Administrative Agent in its sole discretion.

         "Federal Funds Rate Loans" shall have the meaning given such term in Paragraph 4(a) of the Agreement.

         "FHA" shall mean the Federal Housing Administration and any successor agency.

         "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor agency.

         "Final Revolving Facility Maturity Date" shall have the meaning given such term in Paragraph 3(c) of the Agreement.

         "FNMA" shall mean the Federal National Mortgage Association and any successor agency.

         "Funding Account" shall mean an account maintained in the Company's name alone with the Lead Administrative Agent, as announced to the Lenders by the Lead Administrative Agent from time to time.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "GNMA" shall mean the Government National Mortgage Association and any successor agency.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Hedge Contract" shall mean a contract to buy or sell an instrument on the futures market or the futures options market or an option or financial future purchased over the counter for future delivery of such instrument, each of the above issued in accordance with the requirements of the Company's Hedging Program.

         "Hedging Program" shall mean a program for hedging interest rate risks by the Company, which program shall provide, without limitation, that all Hedge Contracts will be placed with registered broker-dealers, futures commission merchants or clearing houses, if applicable, with whom the Company has written, assignable agreements.

         "Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

         "Indemnified Persons" shall have the meaning given such term in Paragraph 9(n) of the Agreement.

         "Initial Subsidiary Guarantors" shall mean Countrywide Home Loans Servicing LP, a Texas limited partnership, and any and all other Subsidiary Guarantors which are in existence at the Effective Date.

         "Interest Period" shall mean, as the context requires a Eurodollar Interest Period and/or a Negotiated Loan Interest Period.

         "Investments" shall have the meaning given such term in Paragraph 10(g) of the Agreement.

         "Lead Administrative Agent" shall mean RBC and any successors assuming the position of "Lead Administrative Agent" under the Credit Documents.

         "Lenders" shall mean, collectively and severally, the "Lenders" under (and as defined in the introductory paragraph of) the Agreement and such additional lenders who may become "Lenders" pursuant to Paragraph 14(a) of the Agreement.

         "Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan" shall mean a Primary Loan, a Swing Loan, or a Negotiated Loan, as applicable, and "Loans" shall mean all such loans, collectively and severally.

         "Loan Request, Interest Rate Election and Payoff Notice" shall mean a written request, election and notice in form satisfactory to the Lead Administrative Agent.

         "Majority Lenders" shall mean at any date those Lenders holding not less than sixty-two percent (62%) of the Primary Percentage Shares.

         "Margins" shall mean cash and government securities which are required by third parties to support business transactions conducted with the Company and are restricted for that purpose and are not immediately available to the Company unless the underlying business transaction has been changed to cause the release of such cash or securities with the dollar amount of such cash and securities shown as "Margins" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall equal that dollar portion of "Other Receivables" shown on the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date delivered by the Company, prepared in accordance with GAAP.

         "Maximum Commitment" shall mean for any Lender at any date the maximum dollar portion of Primary Loans that such Lender has agreed to advance, as such amount may be increased, decreased or terminated as provided in the Credit Documents.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Mortgage-Backed Security" shall mean a security (including, without limitation, a participation certificate) secured by or representing an undivided interest in a pool of Mortgage Loans each of which Mortgage Loans is secured by a completed single family dwelling (one-to-four family units), which security is:

              (a)      Guaranteed by GNMA;

              (b)      Issued or guaranteed by FNMA or FHLMC; or

              (c)      Issued by any other Person provided that such security: (1) was subject to an effective registration statement filed with the Securities and Exchange Commission at the time of initial issuance or was included in a senior tranche of privately-placed securities, and (2) is rated by a recognized rating agency in a category that is not less than the rating assigned to the Company's long term indebtedness.

         "Mortgage Claims Receivable" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Mortgage Claims Receivable" is calculated.

         "Mortgage Loan" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note and related deed of trust (or mortgage) and/or security agreements; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the owner of such loan to return premiums or payments with respect thereto; and (c) all right, title and interest of the owner of such loan in the property covered by said deed of trust (or mortgage).

         "Mortgage Loans and MBS Held For Sale" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Mortgage Loans and MBS Held For Sale" is calculated.

         "Mortgage Servicing Rights" shall mean the agreements between investors and the Company or any of the Subsidiary Guarantors providing for the servicing of Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, with the dollar amount of such agreements shown as "Mortgage Servicing Rights" on the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date, prepared in accordance with GAAP.

         "Multiemployer Plan" as to any Person shall mean a Plan of such Person which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Negotiated Loan" shall have the meaning given such term in Paragraph 1(c) of the Agreement.

         "Negotiated Loan Interest Period" shall mean as to any Negotiated Loan the period of time from the date such Negotiated Loan is advanced until the principal amount thereof is payable in full, as agreed by the Company and the Lender which makes such Negotiated Loan, subject to the restrictions on the term of Negotiated Loans set forth in Paragraph 1(c) of the Agreement.

         "Negotiated Loan Interest Rate" shall mean as to any Negotiated Loan such fixed rate per annum as the Company and the Lender which agreed to advance such Negotiated Loan have agreed.

         "Negotiated Loan Notice" shall mean a written notice in the form attached hereto as Glossary Exhibit E.

         "Non-U.S. Lender" shall have the meaning given such term in Paragraph 4(i)(2) of the Agreement.

         "Obligations" shall mean any and all debts, obligations and liabilities of the Company to the Lenders and the Agents (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents, and shall include in any event any and all "Obligations" outstanding under (and as defined in) the Existing Credit Agreement on the Effective Date.

         "Other Assets" shall mean the dollar amount shown as "Other Assets" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall consist of all assets of the Company shown on the balance sheet of the Company as of the most recent Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement other than assets included in the calculation of subparagraphs (1) through (9) of Paragraph 10(j) of the Agreement; provided, however, that in no event shall Other Assets include intangible assets.

         "Outstanding CPN" shall mean each CPN issued by the Company which has not been presented for payment and for which payment has not been made in full.

         "Overnight Transaction Loan Rate" shall mean on any day the rate per annum determined by the Lead Administrative Agent for such day to be its transaction loan rate, plus the Pricing Spread.

         "Parent" shall mean Countrywide Credit Industries, Inc., a Delaware corporation.

         "Parent Guaranty" shall mean a guaranty duly executed by the Parent in the form of that attached hereto as Glossary Exhibit F.

         "Parent Subordination Agreement" shall mean a subordination agreement in the form of Glossary Exhibit G attached hereto, as the same may be amended, extended or replaced from time to time.

         "Parent Notes" shall mean all promissory notes or other Indebtedness issued by the Parent pursuant to either of those certain Form S-3 Registration Statements filed on behalf of the Parent with the Securities and Exchange Commission on January 20, 1988, and July 25, 1989, respectively, as the same may be amended, extended or supplemented from time to time.

         "Participant" shall mean a Person to whom has been sold an undivided participation interest in the Obligations as permitted under the Credit Documents.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor agency.

         "Person" shall mean any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

         "Plan" shall mean as to any Person, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

         "Pool Loan Purchases" shall mean that dollar amount shown as such on the balance sheet of the Company as of the end of the calendar month immediately preceding the month in which "Pool Loan Purchases" is calculated.

         "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Pricing Spread" shall be determined as follows (and established for each Eurodollar Loan on the first day of the Eurodollar Interest Period thereof), with respect to each Loan which is a Primary Loan or a Swing Loan, if on such day the Company's long term unsecured debt rating is: (1) at least "A+" with S& P or "A1" with Moody's, the Pricing Spread shall be 0.205%; (2) at least "A" with S&P or "A2" with Moody's, the Pricing Spread shall be 0.295%; (3) at least "A-" with S& P or "A3" with Moody's, the Pricing Spread shall be 0.40%; (4) at least "BBB+" with S& P or "Baa1" with Moody's, the Pricing Spread shall be 0.50%; (5) at least "BBB" with S& P or "Baa2" with Moody's, the Pricing Spread shall be 0.575% and (6) below "BBB" with S& P and "Baa2" with Moody's, the Pricing Spread shall be 0.65%; provided, however, that if on any day for whatever reason the Company's long term unsecured debt rating is not available from S& P or Moody's or is not otherwise determinable hereunder (including, without limitation, by reference to an alternate rating agency of recognized standing), the Pricing Spread shall be deemed to be 0.65%; and, provided, further, that the Pricing Spread determined pursuant to this subparagraph (b) in effect on each day on which the aggregate dollar amount of Short Term Loans and Short Term Swing Loans outstanding exceeds twenty five percent (25%) of the Short Term Facility Credit Limit on such date shall be increased by and additional one eighth of one percent (0.125%).

         "Primary Facility Term-Out Loan" shall have the meaning given such term in Paragraph 3(c) of the Agreement.

         "Primary Loan" shall have the meaning given such term in Paragraph 1(a) of the Agreement.

         "Primary Percentage Share" shall mean for any Lender at any date that percentage which the dollar amount of such Lender's Maximum Commitment bears to the Aggregate Credit Limit or, if the Aggregate Credit Limit shall have been reduced to zero, whether following the occurrence of an Event of Default or otherwise, such Lender's Primary Percentage Share shall mean that percentage which the aggregate dollar amount of outstanding Loans held (or participated in pursuant to Paragraph 1(a) or Paragraph 1(b) of the Agreement) by such Lender (including the aggregate dollar amount of Within Commitment Negotiated Loans held by such Lender but excluding the aggregate dollar amount of Additional Commitment Negotiated Loans held by such Lender) bears to (b) the aggregate dollar amount of outstanding Loans (including Within Commitment Negotiated Loans but excluding Additional Commitment Negotiated Loans).

         "Property and Equipment" shall mean the dollar amount shown as "Property, Equipment and Leasehold Improvements" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

         "Receivables" shall have the meaning given such term in Paragraph 10(g) of the Agreement.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R.ss. 221), as the same may from time to time be amended, supplemented or superseded.

         "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA.

         "Requirements of Law" shall mean as to any Person the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Requirement" shall mean, with respect to a Eurodollar Interest Period for a Eurodollar Loan, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments) which is imposed under Regulation D on eurocurrency liabilities.

         "Residuals" shall mean financial instruments held by the Company whose value is determined by the value of another financial instrument with the dollar amount of such financial instruments shown as "Investments in Other Financial Instruments" on the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date, prepared in accordance with GAAP.

         "Revolving Facility Maturity Date" shall mean June 15, 2002, as such date may be extended from time to time in writing by the Lead Administrative Agent, the Company and one hundred percent (100%) of the Lenders; provided, however, that if prior to the then current Revolving Facility Maturity Date less than one hundred percent (100%) of the Lenders shall decline to extend such date, the Revolving Facility Maturity Date shall be extended as to only those Lenders who have elected to so extend and on the then current Revolving Facility Maturity Date those of the Lenders electing not to extend shall cease to be Lenders under the Agreement; and, provided further, that if the Company has elected pursuant to Paragraph 3(c) of the Agreement to convert the aggregate principal amount of Primary Loans outstanding on the then current Revolving Facility Maturity Date then any agreement of the Lenders to extend the then current Revolving Facility Maturity Date and continue to make Primary Loans on a revolving basis thereunder shall be ineffective and of no further force or effect, it being expressly agreed and understood that the Primary Facility Term-Out Loan shall replace in its entirety (and as to all Lenders) the revolving credit facility previously provided.

         " S& P" shall mean Standard & Poor's Ratings Services.

         "Servicing Contract" shall mean a written agreement between the Company and a third party providing for the direct servicing and administration of Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities.

         "Servicing Hedge Instrument" shall mean those assets of the Company and its Subsidiaries constituting a component of `Investments in other financial instruments' as specifically listed under the heading "Servicing hedge instruments" in the notes to the consolidated balance sheet of the Company and its Subsidiaries as of the most recent Applicable Financial Test Date, prepared in accordance with GAAP.

         "Servicing Pass-Through Venture" shall mean any corporation, partnership, joint venture, trust or other entity legally separate from the Company and formed for the purpose of acquiring (either from the Company or from unaffiliated parties) the right to service mortgage loans for a fee and selling or pledging all or any portion of the related servicing fee income to finance all or part of the acquisition of such servicing rights.

         "Single Employer Plan" shall mean as to any Person any Plan of such Person which is not a Multiemployer Plan.

         "Single Level Subordinated Parent Debt" shall mean Indebtedness of the Company to the Parent which although subject to the Subordination Agreement (and therefore constituting Subordinated Debt) is not Double Level Subordinated Parent Debt.

         "Statement Date" shall mean February 28, 2001.

         "Subordinated Debt" shall mean Indebtedness of the Company subordinated to the Obligations in the manner and to the extent required by the Lead Administrative Agent pursuant to written subordination agreements satisfactory in form and substance to the Lead Administrative Agent, and such other Indebtedness as would customarily be classified as "subordinated" to the Obligations which the Lead Administrative Agent may from time to time designate as included in `Subordinated Debt' in its reasonable business judgment.

         "Subordinated Parent Borrowings" shall mean Indebtedness of the Parent subordinated to other Indebtedness of the Parent to the extent satisfactory to the Majority Lenders, it being expressly agreed and understood that Indebtedness of the Parent under the Parent Notes does not constitute Subordinated Parent Borrowings.

         "Subsidiary" shall mean as to any Person: (a) any corporation more than fifty percent (50%) of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than fifty percent (50%) of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references in the Loan Documents to a "Subsidiary" shall mean a Subsidiary of the Company.

         "Subsidiary Guarantor" shall mean each wholly-owned Subsidiary of the Company the assets of which are comprised primarily of assets included in the calculation of permitted Total Debt pursuant to Paragraph 10(j) of the Agreement.

         "Subsidiary Guarantor Subordination Agreement" shall mean a subordination agreement in the form of Glossary Exhibit H attached hereto, as the same may be amended, extended or replaced from time to time.

         "Subsidiary Guaranty" a guaranty duly executed by a Subsidiary Guarantor in the form of that attached hereto as Glossary Exhibit I.

         "Swing Line Commitment" shall mean for any Swing Line Lender at any date the maximum dollar portion of Swing Loans that such Swing Line Lender has agreed to make, as set forth on the current Commitment Schedule, as such amount may be increased or decreased as provided in the Credit Documents.

         "Swing Line Lenders" shall mean at any date those Lenders holding a Swing Line Percentage Share as set forth on the current Commitment Schedule.

         "Swing Line Percentage Share" shall mean for each Swing Line Lender at any date that percentage which the dollar amount of such Swing Line Lender's Swing Line Commitment bears to the Aggregate Swing Line Commitment.

         "Swing Loans" shall have the meaning given such term in Paragraph 1(b) of the Agreement.

         "Taxes" shall have the meaning given such term in Paragraph 4(k) of the Agreement.

         "Total Debt" shall mean all Indebtedness of the Company and its Subsidiaries excluding Subordinated Debt (other than Single Level Subordinated Parent Debt) and deferred taxes of the Company attributable to capitalization of purchased servicing rights and excess servicing fees.

         "Transferee Lender" shall mean an existing Lender to which another existing Lender transfers a portion of its Aggregate Maximum Commitment.

         "VA" shall mean the Veterans Administration and any successor agency.

         "Within Commitment Negotiated Loan" shall mean a Negotiated Loan which the Company and the Lender funding such Negotiated Loan have agreed, as evidenced by written notice to such effect given to the Lead Administrative Agent prior to the funding of such Negotiated Loan as required pursuant to Paragraph 1(c)(1) of the Agreement, will reduce, dollar for dollar, availability under such Lender's Maximum Commitment.

SCHEDULE OF ANNEXES AND EXHIBITS

          GLOSSARY ANNEXES
          ----------------
     ANNEX 1                                   Initial Commitment Schedule
     -------

         GLOSSARY EXHIBITS
         -----------------
     EXHIBIT A                                 Form of Additional Lender Agreement
     EXHIBIT B                                 Form of Assignment Agreement
     EXHIBIT C-1                               Form of Closing Certificate (Company)
     EXHIBIT C-2                               Form of Closing Certificate (Parent)
     EXHIBIT D-1                               Form of Covenant Compliance Certificate (Company)
     EXHIBIT D-2                               Form of Covenant Compliance Certificate (Parent)
     EXHIBIT E                                 Form of Negotiated Loan Notice
     EXHIBIT F                                 Form of Parent Guaranty
     EXHIBIT G                                 Form of Parent Subordination Agreement
     EXHIBIT H                                 Form of Subsidiary Guarantor Guaranty
     EXHIBIT I                                 Form of Subsidiary Guarantor Subordination Agreement

SCHEDULE OF GLOSSARY ANNEXES AND EXHIBITS

GLOSSARY ANNEXES:

         ANNEX 1:                   Initial Commitment Schedule

GLOSSARY EXHIBITS:

         EXHIBIT A:                         Form of Additional Lender Agreement
         EXHIBIT B:                         Form of Assignment Agreement
         EXHIBIT C-1:               Form of Closing Certificate (Company)
         EXHIBIT C-2:               Form of Closing Certificate (Parent)
         EXHIBIT D-1:               Form of Covenant Compliance Certificate (Company)
         EXHIBIT D-2:               Form of Covenant Compliance Certificate (Parent)
         EXHIBIT E:                         Form of Negotiated Loan Notice
         EXHIBIT F:                         Form of Parent Guaranty
         EXHIBIT G:                         Form of Parent Subordination Agreement
         EXHIBIT H:                         Form of Subsidiary Guarantor Guaranty
         EXHIBIT I:                         Form of Subsidiary Guarantor Subordination Agreement

GLOSSARY ANNEX 1

INITIAL COMMITMENT SCHEDULE
(as of February 27, 2002)

Aggregate Credit Limit:                                           $1,500,000,000
Aggregate Swing Line Commitment:                                    $200,000,000

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                 Institution                     Maximum Commitment        Primary     Swing Line Commitment     Swing Line
                                                                          Percentage                          Percentage Share
                                                                            Share
---------------------------------------------------------------------------------------------------------------------------------
The Royal Bank of Canada                            $150,000,000            10.00%          $50,000,000            25.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Lloyds TSB Bank plc                                 $250,000,000            16.67%          $50,000,000            25.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch                      $50,000,000            3.33%           $50,000,000            25.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Commerzbank AG, New York Branch                     $100,000,000            6.67%           $50,000,000            25.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
BNP Paribas                                         $100,000,000            6.67%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc                                   $100,000,000            6.67%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Westdestsche Landesbank Girozentrale, New           $100,000,000            6.67%
York Branch
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
UBS AG, Stamford Branch                              $50,000,000            3.33%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Cayman Islands          $100,000,000            6.67%
Branch
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
The Royal Bank of Scotland plc                       $50,000,000            3.33%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG, New York and Grand Cayman         $150,000,000            10.00%
Branches
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Citicorp USA, Inc.                                  $100,000,000            6.67%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Lehman Commercial Paper Inc.                        $200,000,000            13.33%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total:                                             $1,500,000,000          100.00%         $200,000,000            100.00%
---------------------------------------------------------------------------------------------------------------------------------

GLOSSARY EXHIBIT A

FORM OF

         ADDITIONAL LENDER AGREEMENT THIS ADDITIONAL LENDER AGREEMENT (the "AL Agreement") is made and dated as of ___________ __, 200_ by ______________________________ __________________________________________ (the "Applicant Financial Institution"), ROYAL BANK OF CANADA, as "Lead Administrative Agent" under the Credit Agreement referred to in Recital A below (in such capacity, the "Lead Administrative Agent"), and COUNTRYWIDE HOME LOANS, INC. (the "Company").

RECITALS

         A.      The Applicant Financial Institution desires to become a "Lender" under that certain Credit Agreement dated as of February 27, 2002 (as amended, extended and restated from time to time, the "Credit Agreement" and with capitalized terms not otherwise defined herein used with the same meaning as in the Credit Agreement), by and among the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, the Lenders currently participating therein (the "Existing Lenders") and the Company.

         B.      The Applicant Financial Institution has been approved for inclusion as a Lender under the terms of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

         1.      The Applicant Financial Institution hereby acknowledges and agrees that from and after ___________ __, 200_ (the "Adjustment Date") it will be a "Lender" under the Credit Agreement and the other Credit Documents with all the rights and benefits and with all the obligations of the Existing Lenders thereunder.

         2.      The Applicant Financial Institution hereby agrees to purchase on the Adjustment Date and to accept the assignment and transfer of a portion of the Obligations held by the Existing Lenders consistent with the Commitment Schedule delivered by the Company effective as of the Adjustment Date, a copy of which is attached hereto.

         3.      The address of the Applicant Financial Institution for purposes of the Credit Agreement shall initially be as set forth beneath its signature below and shall upon the Adjustment Date be deemed added to Annex II to the Credit Agreement.

         4.      This AL Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

         5.      This AL Agreement may be executed in counterparts and such counterparts together shall constitute one and the same agreement.

         6.      This AL Agreement, when executed by each of the parties hereto shall constitute an amendment of the Credit Agreement consistent with the Commitment Schedule referred to in Paragraph 2 above.

         7.      As provided in Paragraph 14(a) of the Credit Agreement, on or before the Adjustment Date the Applicant Financial Institution shall pay to the Lead Administrative Agent a registration fee of $3,500.00.

[Signature page following]

         IN WITNESS WHEREOF, the parties hereto have executed this AL Agreement by their duly authorized officers as of the date first above written.

APPLICANT FINANCIAL INSTITUTION:
[_________________Name____________________]

By________________________________________
Name______________________________________
Title_____________________________________

Address___________________________________
__________________________________________
__________________________________________
Attn:_____________________________________

LEAD ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA By________________________________________ Name______________________________________ Title_____________________________________

COMPANY:	COUNTRYWIDE HOME LOANS, INC., a New York corporation By________________________________________ Name______________________________________ Title_____________________________________

GLOSSARY EXHIBIT B

FORM OF

ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT (the "Assignment Agreement") is made and dated as of _____________, 200_ between ____________________ (the "Assignor") and ______________________ (the "Assignee"). The parties hereto agree as follows:

         1.      The Assignor is a Lender under that certain Credit Agreement dated as of February 27, 2002 by and among Countrywide Home Loans, Inc. (the "Company"), Royal Bank of Canada, as Lead Administrative Agent (in such capacity, the "Lead Administrative Agent"), the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders currently participating therein (as amended, extended and restated from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined herein used with the same meanings attributed to them in the Credit Agreement).

         2.      The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a portion of the Obligations held by the Assignor consistent with the Commitment Schedule delivered by the Company effective as of the Adjustment Date (as defined in Paragraph 3 below), a copy of which is attached hereto as Schedule I.

         3.      By executing this Assignment Agreement in the space provided below, the Company and the Lead Administrative Agent approve the inclusion of the Assignee as a Lender under the Credit Agreement and agree with the Assignor and the Assignee that the Adjustment Date therefor shall be _______________, 200_ (the "Adjustment Date").

         4.      On and after the Adjustment Date: (a) the Assignee shall have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents with respect to the rights and obligations assigned to the Assignee hereunder arising on and after such Adjustment Date, and (b) the Assignor shall relinquish its rights (other than under Paragraphs 4(j) and 5(l) of the Credit Agreement) and be released from its corresponding obligations under the Credit Agreement and the other Credit Documents with respect to the rights and obligations assigned to Assignee hereunder arising prior to such Adjustment Date.

         5.      The Assignee shall be entitled to receive from the Lead Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby accruing on and after the Adjustment Date. In the event that either the Assignee or the Assignor receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         6.      The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for: (a) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Credit Documents, (b) any representation, warranty or statement made in or in connection with any of the Credit Documents, (c) the financial condition or creditworthiness of the Company, any of its Subsidiaries or the Parent, (d) the performance of or compliance with any of the terms or provisions of any of the Credit Documents, (e) inspecting any of the property, books or records of the Company, any of its Subsidiaries or the Parent, (f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Obligations or (g) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Credit Documents.

         7.      The Assignee: (a) confirms that it has received a copy of the Credit Documents, together with copies of any financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (b) agrees that it will, independently and without reliance upon the Lead Administrative Agent, any other Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, (c) appoints and authorizes each Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to such Agent by the terms thereof on the terms set forth therein, including, without limitation, the terms set forth in Paragraph 12 of the Credit Agreement entitled "Agency Provisions," (d) agrees that on and after the Adjustment Date it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, and (e) agrees that its payment instructions and notice instructions are as set forth in Schedule II attached hereto.

         8.      The Assignee agrees to indemnify and hold harmless the Assignor against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9.      This Assignment Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         10.      This Assignment Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

         11.      Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof and of the Credit Documents, the address of the Assignee (until notice of a change is delivered pursuant to the provisions of the Credit Agreement) shall be the address set forth beneath the Assignee's signature below.

         12.      As provided in Paragraph 14(a) of the Credit Agreement, on or before the Adjustment Date the Assignee shall pay to the Lead Administrative Agent a registration fee of $3,500.00.

[Signature page following]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

[NAME OF ASSIGNOR]

By: _________________________________________________
Name:________________________________________________
Title: ______________________________________________

[NAME OF ASSIGNEE]

By: _________________________________________________
Name: _______________________________________________
Title: ______________________________________________
Address:_____________________________________________
__________________________________________________
__________________________________________________
Attn:________________________________________________

ACKNOWLEDGED AND AGREED TO
this __ day of _____________, 200_:

ROYAL BANK OF CANADA, as Lead Administrative Agent

By:__________________________________________________
Name: _______________________________________________
Title:_______________________________________________

COUNTRYWIDE HOME LOANS, INC., a New York corporation

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

GLOSSARY EXHIBIT C-1

FORM OF

CLOSING CERTIFICATE (Company)

         I, _____________, the duly elected ________________ of COUNTRYWIDE HOME LOANS, INC. (the "Company"), DO HEREBY CERTIFY as follows:

         1.      The representations and warranties made by the Company under the Credit Documents (as defined in and as all other capitalized terms not otherwise defined herein are as defined in that certain Credit Agreement dated as of February 27, 2002, among the Company, Royal Bank of Canada, as Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders named therein), are accurate and complete on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

         2.      The Company is in compliance with all the terms and provisions set forth in the Credit Documents on its part to be observed and performed, and no Event of Default or Potential Default has occurred and is continuing.

         3.      Since the Statement Date no material adverse change in the business, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole has occurred.

         IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of the 27th day of February, 2002.

Name: ______________________________________________________

GLOSSARY EXHIBIT C-2

FORM OF

CLOSING CERTIFICATE (Parent)

         I, _____________, the duly elected ________________ of COUNTRYWIDE CREDIT INDUSTRIES, INC. (the "Parent"), DO HEREBY CERTIFY as follows:

         1.      The representations and warranties made by the Parent under the Credit Documents (as defined in and as all other capitalized terms not otherwise defined herein are as defined in that certain Credit Agreement dated as of February 27, 2002, among the Company, Royal Bank of Canada, as Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders named therein), are accurate and complete on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

         2.      The Parent is in compliance with all the terms and provisions set forth in the Credit Documents on its part to be observed and performed, and no Event of Default or Potential Default has occurred and is continuing.

         3.      Since the Statement Date no material adverse change in the business, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole has occurred.

         IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of the 27th day of February, 2002.

Name: ______________________________________________________

GLOSSARY EXHIBIT D-1

FORM OF

COVENANT COMPLIANCE CERTIFICATE (Company)

To:      Royal Bank of Canada,
           as Lead Administrative Agent
           and each Lender party to the Agreement
           referred to below

         Reference is made to that certain Credit Agreement dated as of February 27, 2002 by and among the Countrywide Home Loans, Inc., Royal Bank of Canada, as Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders named therein (as amended from time to time, the "Agreement" with capitalized terms not otherwise defined having the same meanings assigned such terms in the Agreement).

         Attached are the calculations of the financial covenants set forth in Paragraphs 10(i) and 10(j) of the Agreement as of the fiscal quarter ending ______________________. Such calculations are correct and are based upon accurate and complete information.

         I hereby further certify that there does not exist an Event of Default or Potential Default.

Dated: ______________________

COUNTRYWIDE HOME LOANS, INC. By________________________________________ Name______________________________________ Title_____________________________________

[COVER SHEET ONLY--ATTACH FINANCIAL COVENANT CALCULATIONS]

GLOSSARY EXHIBIT D-2

FORM OF

COVENANT COMPLIANCE CERTIFICATE (Parent)

To:      Royal Bank of Canada,
           as Lead Administrative Agent
           and each Lender party to the Agreement
           referred to below

         Reference is made to that certain Credit Agreement dated as of February 27, 2002 by and among the Countrywide Home Loans, Inc., Royal Bank of Canada, as Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders named therein (as amended from time to time, the "Agreement" with capitalized terms not otherwise defined having the same meanings assigned such terms in the Agreement).

         Attached are the calculations of the financial covenants set forth in Paragraphs 11(a) and 11(b) of the Parent Guaranty as of the fiscal quarter ending ______________________. Such calculations are correct and are based upon accurate and complete information.

         I hereby further certify that there does not exist an Event of Default or Potential Default.

Dated: ______________________

COMPANY:	COUNTRYWIDE CREDIT INDUSTRIES, INC. By________________________________________ Name______________________________________ Title_____________________________________

[COVER SHEET ONLY--ATTACH FINANCIAL COVENANT CALCULATIONS]

GLOSSARY EXHIBIT E

FORM OF

NEGOTIATED LOAN NOTICE

To:      Royal Bank of Canada
            _____________________________
            _____________________________

Attn:   ____________________
Phone:   ____________________
Fax:   ____________________

Date:   _______________

         Reference is made to that certain Credit Agreement dated as of February 27, 2002 by and among the Countrywide Home Loans, Inc. (the "Company"), Royal Bank of Canada, as Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders named therein (as amended from time to time, the "Agreement" with capitalized terms not otherwise defined having the same meanings assigned such terms in the Agreement).

         The Company and the undersigned Lender hereby notify the Lead Administrative Agent that the undersigned Lender will make a Negotiated Loan to the Company as set forth below:

         Requested funding date
         of Negotiated Loan:                         __________________________

         Maturity date of
         Negotiated Loan:                            __________________________

         Principal amount of
         Negotiated Loan:                            $_________________________

         Negotiated Loan is a:                       [    ]  Additional Commitment Negotiated Loan

                                                     [    ]  Within Commitment Negotiated Loan

         This notice is provided at least one (1) Business Day prior to the requested funding date unless otherwise agreed by the Lead Administrative Agent.

Signed:

COUNTRYWIDE HOME LOANS, INC.

By:_________________________________________
Name:_______________________________________
Title:______________________________________

[LENDER]

By:_________________________________________
Name:_______________________________________
Title:______________________________________

GLOSSARY EXHIBIT F

PARENT GUARANTY

         THIS PARENT GUARANTY (the "Guaranty") is made and dated as of the 27th day of February, 2002 by COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation ("Guarantor").

RECITALS

         A.      Pursuant to that certain Credit Agreement dated as of February 27, 2002 among COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Borrower"), the lenders named therein (the "Lenders"), Royal Bank of Canada, as the Lead Administrative Agent to the Lenders (in such capacity, the "Lead Administrative Agent"), the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, (as amended and extended to date, the "Credit Agreement," and with capitalized terms not otherwise defined herein used as defined in the Glossary attached to the Credit Agreement as Annex I), the Lenders party thereto agreed to extend credit to Borrower, on the terms and subject to the conditions set forth therein.

         B.      As a condition precedent to the effectiveness of the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty to the Lead Administrative Agent for the benefit of the Lenders.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

         1.      Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Borrower may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable.

         2.      Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Borrower upon: (a) the dissolution, insolvency or business failure of, or any assignment for the benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Borrower or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Borrower or Guarantor, and unconditionally promises to pay such Obligations to the Lead Administrative Agent for the benefit of Lenders, or order, on demand, in lawful money of the United States.

         3.      The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Borrower or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of Guarantor, or (f) any payment made to Lenders or Lead Administrative Agent on the Obligations which any of such Persons repay to Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

         4.      (a)      The obligations of Guarantor hereunder are independent of the Obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Borrower and whether or not Borrower is joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to Guarantor.

                  (b)      All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish each Lender with copies of any tax receipts or such other evidence of payment as Lenders or Lead Administrative Agent may require.

         5.      Guarantor authorizes Lenders and Lead Administrative Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders and Lead Administrative Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Borrower or other obligors. Lenders and Lead Administrative Agent may without notice to or the further consent of Borrower or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

         6.      It is not necessary for Lenders or Lead Administrative Agent to inquire into the capacity or power of Borrower or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7.      Guarantor waives any right to require Lenders or Lead Administrative Agent to (a) proceed against Borrower or any other party; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lenders' power whatsoever. Guarantor waives any personal defense based on or arising out of any personal defense of Borrower other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Borrower, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrower other than payment in full of the Obligations. Lenders and Lead Administrative Agent may, at their election, exercise any right or remedy Lenders or Lead Administrative Agent may have against Borrower, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Borrower or any other guarantor of all or any of the Obligations that arise from the existence or performance of the Guarantor's obligations under this Guaranty or any other of the Credit Documents (all such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lenders or Lead Administrative Agent have against the Borrower or any collateral which the Lenders or Lead Administrative Agent have or thereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the Guarantor on account of the Guarantor's Conditional Rights and either (a) such amount is paid to the Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to the Guarantor any payment made by Borrower to the Lenders or Lead Administrative Agent is at any time determined to be a preferential payment, then such amount paid to the Guarantor shall be deemed to be held in trust for the benefit of the Lenders or Lead Administrative Agent and shall forthwith be paid to the Lenders or Lead Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lenders or Lead Administrative Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, the Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Borrower or the Guarantor to the Lenders or Lead Administrative Agent may be determined to be a preferential payment, the Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lenders' or Lead Administrative Agent's right to full payment and performance of the Obligations and the Guarantor shall not seek to enforce the Guarantor's Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that neither Lenders nor Lead Administrative Agent shall have any duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

         8.      In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by Lenders and Lead Administrative Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lenders and Lead Administrative Agent and their successors, transferees, and assigns.

         9.      No right or power of Lenders or Lead Administrative Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lenders and Lead Administrative Agent.

         10.      Guarantor agrees to execute any and all further documents, instruments and agreements as Lead Administrative Agent from time to time reasonably requests to evidence Guarantor's obligations hereunder.

         11.      (a)      Guarantor hereby agrees that it shall not permit its consolidated net worth determined in accordance with GAAP on and as of each Applicable Financial Test Date to be less than $2,500,000,000.00.

                    (b)      Guarantor hereby agrees that it will not declare or pay any dividends upon any shares of Guarantor's stock now or hereafter outstanding, except dividends payable in the capital stock or stock rights of Guarantor, or make any distribution of assets to its stockholders including, without limitation, pursuant to any stock repurchase, whether in cash, property or securities; provided, however, that if at the date of such payment or distribution (both before and after giving effect thereto) there shall not exist an Event of Default or Potential Default, Guarantor may pay dividends and make other distributions not later than 120 days after the end of any fiscal quarter or year, as applicable, in an aggregate amount which does not exceed, when combined with all prior dividends and other distributions, if any, applicable to such fiscal year to date, the greater of: (i) the after tax net income of Guarantor determined in accordance with GAAP for such fiscal year to the date of the most recently ended fiscal quarter of such fiscal year, and (ii) the aggregate dollar amount of dividends and other distributions paid during the immediately preceding year.

         12.      Guarantor hereby confirms that all of the representations and warranties as to the Parent and its Subsidiaries set forth in Paragraph 8 of the Credit Agreement are accurate and complete and are incorporated herein by this reference.

         13.      This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of California.

         14.      If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[Signature page following]

         IN WITNESS WHEREOF, this Guaranty is executed as of the day and year first above written.

COUNTRYWIDE CREDIT INDUSTRIES, INC.,
a Delaware corporation

By:  _______________________________________________________
Name: ___________________________________________________
Title:  _______________________________________________________
Address:    4500 Park Granada
                 Calabasas, California 91302
Attn: Stanford L. Kurland

GLOSSARY EXHIBIT G

FORM OF

PARENT SUBORDINATION AGREEMENT

THIS PARENT SUBORDINATION AGREEMENT (the "Subordination Agreement") is made and dated as of the 27th day of February, 2002 by and among ROYAL BANK OF CANADA, as Lead Administrative Agent for the "Lenders" from time to time party to the Credit Agreement referred to below (in such capacity, the "Lead Administrative Agent"), COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Borrower"), and COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation ("Creditor").

RECITALS

         Pursuant to that certain Credit Agreement dated as of February 27, 2002 (as amended, extended or replaced from time to time, the "Credit Agreement," and capitalized terms not otherwise defined herein used with the meaning given such terms in the Glossary attached to the Credit Agreement as Annex I) by and among the Company, the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders from time to time party thereto, the Lenders have agreed to extend credit to Borrower on the terms and subject to the conditions set forth therein, including, without limitation, the condition that Creditor execute and deliver to Lenders: (a) a continuing guaranty of the Obligations of Borrower to Lenders under the Credit Documents, and (b) this Subordination Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

         1.      Creditor has extended and will in the future extend credit to Borrower from time to time. The principal of all now existing and hereafter arising Indebtedness of Borrower to Creditor together with accrued but unpaid interest thereon is hereinafter referred to as the "Claim".

         2.      Creditor is the sole and absolute owner of the Claim and has not sold, assigned, transferred or otherwise disposed of any right it may have to repayment of the Claim or any security therefor.

         3.      The Claim and all rights and remedies of Creditor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in right of payment to the Obligations, as the same may be extended, amended or replaced from time to time; provided, however, that unless and until there shall occur an Event of Default or Potential Default under the Credit Agreement, Borrower may make and Creditor may receive payments on account of the Claim as follows: (a) interest accruing on Double Level Subordinated Parent Debt at a per annum rate not to exceed ten percent (10%), (b) interest accruing on the principal of all other Indebtedness at a per annum rate not to exceed the pre-default rate of interest payable on account of Indebtedness of the Parent the proceeds of which were lent by the Parent to Borrower and constitute the "Indebtedness" of Borrower to the Parent as to which such interest is being paid, and (c) principal outstanding on such Indebtedness.

         4.      Unless and until the Obligations shall have been fully and indefeasibly paid and discharged in cash or cash equivalents and any agreement by Lenders to make further Loans to Borrower or otherwise extend credit to Borrower pursuant to the Credit Agreement shall have terminated, except as expressly permitted pursuant to Paragraph 3 above:

              (a)      Borrower will not make or give, and Creditor will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claim, or any new or further evidence thereof;

              (b)      Creditor will not sell, assign, transfer, dispose of or endorse the Claim or any part or evidence thereof;

              (c)      Creditor will pay to Lead Administrative Agent for the pro rata benefit of Lenders in accordance with their respective Aggregate Percentage Shares promptly upon receipt, for application against the Obligations, any and all amounts which may be received by Creditor on account of the Claim in excess of amounts permitted under Paragraph 3 above and until such amounts are paid to Lead Administrative Agent the same shall be held in trust for the benefit of Lenders, segregated from other funds and property held by Creditor; and

              (d)      Creditor will not take, or permit any action to be taken, to assert, collect or enforce the Claim or any part thereof.

         5.      Each of Borrower and Creditor waives notice of acceptance of this Subordination Agreement by Lenders and Lead Administrative Agent, and Creditor waives notice of and consents to the making, amount and terms of any loan or loans which any of Lenders or Lead Administrative Agent may from time to time make to Borrower and any renewal or extension thereof and any action which any of Lenders or Lead Administrative Agent in their sole and absolute discretion may take or omit to take with respect thereto.

         6.      This Subordination Agreement shall constitute a continuing agreement of subordination and Lenders and Lead Administrative Agent may, from time to time and without notice to Creditor, lend money to or make other financial arrangements with Borrower in reliance hereon until written notice of termination shall be delivered by Creditor to the Lead Administrative Agent, by certified mail, return receipt requested. The receipt by the Lead Administrative Agent of such notice shall not affect this Subordination Agreement as it relates to any Obligations then existing, to any Obligations incurred thereafter pursuant to a previous commitment by Lenders or Lead Administrative Agent or to any amendments to, or extensions or renewals of, any such Obligations.

         7.      Each of Creditor and Borrower acknowledges that the failure of Creditor or Borrower to observe or perform the terms and provisions hereof or the attempt by Creditor to rescind or revoke this Subordination Agreement shall constitute an Event of Default under the Credit Agreement and may result in acceleration of the Obligations.

         8.      Creditor agrees as follows:

              (a)      Upon any distribution of the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Claim shall be paid or delivered directly to Lead Administrative Agent for the benefit of Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

              (b)      If any proceeding referred to in subsection (a) above is commenced by or against Borrower:

(1) Lenders and Lead Administrative Agent are hereby irrevocably authorized and empowered (in their own names or in the name of Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claim or enforcing any security interest or other lien securing payment of the Claim) as they may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lenders hereunder; and

(2) Creditor shall duly and promptly take such action as Lenders and Lead Administrative Agent may request (i) to collect the Claim for account of Lenders and to file appropriate claims or proofs of claim in respect of the Claim, (ii) to execute and deliver to Lenders and Lead Administrative Agent such powers of attorney, assignments, and other instruments as they may request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claim, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claim.

              (c)      All payments or distributions upon or with respect to the Claim which are received by Creditor contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of Lenders, shall be segregated from other funds and property held by Creditor and shall be forthwith paid over to Lenders, through the Lead Administrative Agent, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations.

              (d)      Lenders and Lead Administrative Agent are hereby authorized to demand specific performance of this Subordination Agreement, whether or not Borrower shall have complied with any or all of the provisions hereof applicable to it, at any time when the Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it.

         9.      It is the intent of Creditor to create by this Subordination Agreement a security interest in favor of Lead Administrative Agent for the benefit of Lenders in the Claim and in Creditor's rights to receive money or other property from Borrower on account thereof, whether such rights shall constitute accounts, contract rights, chattel paper, instruments, general intangibles or otherwise. Creditor hereby grants to Lead Administrative Agent and Lenders a security interest in the Claim and such rights of receipt in order to secure the payment and performance of the Creditor's obligations pursuant to this Subordination Agreement.

         10.      Creditor authorizes Lenders and Lead Administrative Agent (whether or not after revocation of this Subordination Agreement), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing Creditor's obligations hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including without limitation to increase or decrease the rate of interest thereon; (b) take and hold security for the payment of the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders and Lead Administrative Agent in their sole discretion may determine; and (d) release and substitute any one or more endorsers, warrantors, Borrower or other obligors. Lenders and Lead Administrative Agent may without notice to or the further consent of Borrower or Creditor assign this Subordination Agreement in whole or in part to any Person acquiring an interest in the Obligations.

         11.      This Subordination Agreement shall extend to and be binding upon the successors and assigns of each of the parties hereto.

         12.      This Subordination Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any party hereto may execute this Subordination Agreement by signing any such counterpart.

         13.      This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to its choice of law rules.

[Signature page following]

         IN WITNESS WHEREOF, this Subordination Agreement is executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.,
a Delaware corporation

By________________________________________
Name______________________________________
Title_____________________________________

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By________________________________________
Name______________________________________
Title_____________________________________

ROYAL BANK OF CANADA,
as Lead Administrative Agent

By________________________________________
Name______________________________________
Title_____________________________________

GLOSSARY EXHIBIT H

FORM OF

SUBSIDIARY GUARANTOR GUARANTY

         THIS SUBSIDIARY GUARANTOR GUARANTY (the "Guaranty") is made and dated as of the ___ day of ____________, 200_ by _____________________________, a ________________________ ("Guarantor").

RECITALS

         A.      Pursuant to that certain Credit Agreement dated as of February 27, 2002 among COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Borrower"), the lenders named therein (the "Lenders"), Royal Bank of Canada, as the Lead Administrative Agent to the Lenders (in such capacity, the "Lead Administrative Agent"), the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, and the Co-Arrangers (as amended and extended to date, the "Credit Agreement," and with capitalized terms not otherwise defined herein used as defined in the Glossary attached to the Credit Agreement as Annex I), the Lenders party thereto agreed to extend credit to Borrower, on the terms and subject to the conditions set forth therein.

         B.      As a condition precedent to the effectiveness of the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty to the Lead Administrative Agent for the benefit of the Lenders.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

         1.      Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Borrower may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable.

         2.      Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Borrower upon: (a) the dissolution, insolvency or business failure of, or any assignment for the benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Borrower or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Borrower or Guarantor, and unconditionally promises to pay such Obligations to the Lead Administrative Agent for the benefit of Lenders, or order, on demand, in lawful money of the United States.

         3.      The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Borrower or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of Guarantor, or (f) any payment made to Lenders or Lead Administrative Agent on the Obligations which any of such Persons repay to Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

         4.      (a)      The obligations of Guarantor hereunder are independent of the Obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Borrower and whether or not Borrower is joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to Guarantor.

                  (b)      All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish each Lender with copies of any tax receipts or such other evidence of payment as Lenders or Lead Administrative Agent may require.

         5.      Guarantor authorizes Lenders and Lead Administrative Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders and Lead Administrative Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Borrower or other obligors. Lenders and Lead Administrative Agent may without notice to or the further consent of Borrower or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

         6.      It is not necessary for Lenders or Lead Administrative Agent to inquire into the capacity or power of Borrower or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7.      Guarantor waives any right to require Lenders or Lead Administrative Agent to (a) proceed against Borrower or any other party; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lenders' power whatsoever. Guarantor waives any personal defense based on or arising out of any personal defense of Borrower other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Borrower, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrower other than payment in full of the Obligations. Lenders and Lead Administrative Agent may, at their election, exercise any right or remedy Lenders or Lead Administrative Agent may have against Borrower, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Borrower or any other guarantor of all or any of the Obligations that arise from the existence or performance of the Guarantor's obligations under this Guaranty or any other of the Credit Documents (all such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lenders or Lead Administrative Agent have against the Borrower or any collateral which the Lenders or Lead Administrative Agent have or thereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the Guarantor on account of the Guarantor's Conditional Rights and either (a) such amount is paid to the Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to the Guarantor any payment made by Borrower to the Lenders or Lead Administrative Agent is at any time determined to be a preferential payment, then such amount paid to the Guarantor shall be deemed to be held in trust for the benefit of the Lenders or Lead Administrative Agent and shall forthwith be paid to the Lenders or Lead Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lenders or Lead Administrative Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, the Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Borrower or the Guarantor to the Lenders or Lead Administrative Agent may be determined to be a preferential payment, the Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lenders' or Lead Administrative Agent's right to full payment and performance of the Obligations and the Guarantor shall not seek to enforce the Guarantor's Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that neither Lenders nor Lead Administrative Agent shall have any duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

         8.      In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by Lenders and Lead Administrative Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lenders and Lead Administrative Agent and their successors, transferees, and assigns.

         9.      No right or power of Lenders or Lead Administrative Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lenders and Lead Administrative Agent.

         10.      Guarantor agrees to execute any and all further documents, instruments and agreements as Lead Administrative Agent from time to time reasonably requests to evidence Guarantor's obligations hereunder.

         11.      Guarantor hereby confirms that all of the representations and warranties as to Guarantor set forth in Paragraph 8 of the Credit Agreement are accurate and complete and are incorporated herein by this reference.

         12.      This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of California.

         13.      If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[Signature page following]

         IN WITNESS WHEREOF, this Guaranty is executed as of the day and year first above written.

_________________________________________________,
a________________________________________________

By: _________________________________________________
Name: _______________________________________________
Title: ______________________________________________
Address:_____________________________________________
__________________________________________________
__________________________________________________
Attn:________________________________________________

GLOSSARY EXHIBIT K

FORM OF

SUBSIDIARY GUARANTOR SUBORDINATION AGREEMENT

         THIS SUBSIDIARY GUARANTOR SUBORDINATION AGREEMENT (the "Subordination Agreement") is made and dated as of the 27th day of February, 2002 by and among ROYAL BANK OF CANADA, as Lead Administrative Agent for the "Lenders" from time to time party to the Credit Agreement referred to below (in such capacity, the "Lead Administrative Agent"), COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Borrower"), and __________________________________________, a ___________________________ ("Creditor").

RECITALS

         Pursuant to that certain Credit Agreement dated as of February 27, 2002 (as amended, extended or replaced from time to time, the "Credit Agreement," and capitalized terms not otherwise defined herein used with the meaning given such terms in the Glossary attached to the Credit Agreement as Annex I) by and among the Company, the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers, and the Lenders from time to time party thereto, the Lenders have agreed to extend credit to Borrower on the terms and subject to the conditions set forth therein, including, without limitation, the condition that Creditor execute and deliver to Lenders: (a) a continuing guaranty of the Obligations of Borrower to Lenders under the Credit Documents, and (b) this Subordination Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

         1.      Creditor has either extended and/or may in the future extend credit to Borrower from time to time. The principal of all now existing and hereafter arising Indebtedness of Borrower to Creditor together with accrued but unpaid interest thereon is hereinafter referred to as the "Claim".

         2.      Creditor is the sole and absolute owner of the Claim and has not sold, assigned, transferred or otherwise disposed of any right it may have to repayment of the Claim or any security therefor.

         3.      The Claim and all rights and remedies of Creditor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in right of payment to the Obligations, as the same may be extended, amended or replaced from time to time; provided, however, that unless and until there shall occur an Event of Default or Potential Default under the Credit Agreement, Borrower may make and Creditor may receive payments on account of the Claim as follows: (a) interest accruing on the principal of all Indebtedness at a per annum rate not to exceed the pre-default rate of interest payable on account of Indebtedness of the Creditor the proceeds of which were lent by the Creditor to Borrower and constitute the "Indebtedness" of Borrower to the Creditor as to which such interest is being paid, and (b) principal outstanding on such Indebtedness.

         4.      Unless and until the Obligations shall have been fully and indefeasibly paid and discharged in cash or cash equivalents and any agreement by Lenders to make further Loans to Borrower or otherwise extend credit to Borrower pursuant to the Credit Agreement shall have terminated, except as expressly permitted pursuant to Paragraph 3 above:

              (a)      Borrower will not make or give, and Creditor will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claim, or any new or further evidence thereof;

              (b)      Creditor will not sell, assign, transfer, dispose of or endorse the Claim or any part or evidence thereof;

              (c)      Creditor will pay to Lead Administrative Agent for the pro rata benefit of Lenders in accordance with their respective Aggregate Percentage Shares promptly upon receipt, for application against the Obligations, any and all amounts which may be received by Creditor on account of the Claim in excess of amounts permitted under Paragraph 3 above and until such amounts are paid to Lead Administrative Agent the same shall be held in trust for the benefit of Lenders, segregated from other funds and property held by Creditor; and

              (d)      Creditor will not take, or permit any action to be taken, to assert, collect or enforce the Claim or any part thereof.

         5.      Each of Borrower and Creditor waives notice of acceptance of this Subordination Agreement by Lenders and Lead Administrative Agent, and Creditor waives notice of and consents to the making, amount and terms of any loan or loans which any of Lenders or Lead Administrative Agent may from time to time make to Borrower and any renewal or extension thereof and any action which any of Lenders or Lead Administrative Agent in their sole and absolute discretion may take or omit to take with respect thereto.

         6.      This Subordination Agreement shall constitute a continuing agreement of subordination and Lenders and Lead Administrative Agent may, from time to time and without notice to Creditor, lend money to or make other financial arrangements with Borrower in reliance hereon until written notice of termination shall be delivered by Creditor to the Lead Administrative Agent, by certified mail, return receipt requested. The receipt by the Lead Administrative Agent of such notice shall not affect this Subordination Agreement as it relates to any Obligations then existing, to any Obligations incurred thereafter pursuant to a previous commitment by Lenders or Lead Administrative Agent or to any amendments to, or extensions or renewals of, any such Obligations.

         7.      Each of Creditor and Borrower acknowledges that the failure of Creditor or Borrower to observe or perform the terms and provisions hereof or the attempt by Creditor to rescind or revoke this Subordination Agreement shall constitute an Event of Default under the Credit Agreement and may result in acceleration of the Obligations.

         8.      Creditor agrees as follows:

              (a)      Upon any distribution of the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Claim shall be paid or delivered directly to Lead Administrative Agent for the benefit of Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

              (b)      If any proceeding referred to in subsection (a) above is commenced by or against Borrower:

(1) Lenders and Lead Administrative Agent are hereby irrevocably authorized and empowered (in their own names or in the name of Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claim or enforcing any security interest or other lien securing payment of the Claim) as they may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lenders hereunder; and

(2) Creditor shall duly and promptly take such action as Lenders and Lead Administrative Agent may request (i) to collect the Claim for account of Lenders and to file appropriate claims or proofs of claim in respect of the Claim, (ii) to execute and deliver to Lenders and Lead Administrative Agent such powers of attorney, assignments, and other instruments as they may request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claim, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claim.

              (c)      All payments or distributions upon or with respect to the Claim which are received by Creditor contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of Lenders, shall be segregated from other funds and property held by Creditor and shall be forthwith paid over to Lenders, through the Lead Administrative Agent, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations.

              (d)      Lenders and Lead Administrative Agent are hereby authorized to demand specific performance of this Subordination Agreement, whether or not Borrower shall have complied with any or all of the provisions hereof applicable to it, at any time when the Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it.

         9.      It is the intent of Creditor to create by this Subordination Agreement a security interest in favor of Lead Administrative Agent for the benefit of Lenders in the Claim and in Creditor's rights to receive money or other property from Borrower on account thereof, whether such rights shall constitute accounts, contract rights, chattel paper, instruments, general intangibles or otherwise. Creditor hereby grants to Lead Administrative Agent and Lenders a security interest in the Claim and such rights of receipt in order to secure the payment and performance of the Creditor's obligations pursuant to this Subordination Agreement.

         10.      Creditor authorizes Lenders and Lead Administrative Agent (whether or not after revocation of this Subordination Agreement), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing Creditor's obligations hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including without limitation to increase or decrease the rate of interest thereon; (b) take and hold security for the payment of the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lenders and Lead Administrative Agent in their sole discretion may determine; and (d) release and substitute any one or more endorsers, warrantors, Borrower or other obligors. Lenders and Lead Administrative Agent may without notice to or the further consent of Borrower or Creditor assign this Subordination Agreement in whole or in part to any Person acquiring an interest in the Obligations.

         11.      This Subordination Agreement shall extend to and be binding upon the successors and assigns of each of the parties hereto.

         12.      This Subordination Agreement may be executed in any number of counterparts all of which taken together shall constitute one agreement and any party hereto may execute this Subordination Agreement by signing any such counterpart.

         13.      This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to its choice of law rules.

[Signature page following]

         IN WITNESS WHEREOF, this Subordination Agreement is executed as of the day and year first above written.

_________________________________________________,
a________________________________________________

By: /s/_______________________________________________
Name: _______________________________________________
Title: ______________________________________________

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By: _______________________________________________
Name: _______________________________________________
Title: ______________________________________________

ROYAL BANK OF CANADA, as Lead Administrative Agent

By: _______________________________________________
Name: _______________________________________________
Title: ______________________________________________